CONSOLIDATED FINANCIAL STATEMENTS
Financial Guaranty Insurance Company and Subsidiaries
December 31, 2005
with Report of Independent Auditors

                             Financial Guaranty Insurance Company and Subsidiaries

                                       Consolidated Financial Statements

                                               December 31, 2005

                            Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder
Financial Guaranty Insurance Company

We have audited the  accompanying  consolidated  balance  sheets of Financial  Guaranty  Insurance  Company and
Subsidiaries  (the  "Company")  as of December 31, 2005 and 2004,  and the related  consolidated  statements of income,  stockholder's  equity and cash flows for the years  ended  December  31, 2005 and 2004 and the periods from  December 18, 2003 through  December  31, 2003 and from January 1, 2003 through  December 17, 2003.  These financial  statements are the responsibility of the Company's  management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted  our audits in accordance  with the standards of the Public  Company  Accounting  Oversight  Board
(United  States).  Those standards  require that we plan and perform the audit to obtain  reasonable  assurance about whether the financial  statements  are free of material  misstatement.  We were not engaged to perform an audit of the  Company's  internal  control over  financial  reporting.  Our audits  included  consideration  of internal  control over financial  reporting as a basis for designing  audit  procedures that are appropriate in the  circumstances,  but not for the purpose of  expressing  an opinion on the  effectiveness  of the Company's internal  control over financial  reporting.  Accordingly,  we express no such opinion.  An audit also includes examining,  on a test basis,  evidence  supporting  the amounts and  disclosures  in the financial  statements, assessing the accounting  principles  used and  significant  estimates  made by management,  and evaluating the overall  financial  statement  presentation.  We believe  that our audits  provide a  reasonable  basis for our opinion.

In our opinion,  the financial  statements  referred to above present  fairly,  in all material  respects,  the consolidated  financial position of the Company as of December 31, 2005 and 2004, and the consolidated  results of their  operations  and their cash flows for the years ended  December 31, 2005 and 2004 and the periods from
December 18, 2003 through  December 31, 2003 and from January 1, 2003 through  December 17, 2003, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

New York, New York
January 23, 2006

                                        1

                             Financial Guaranty Insurance Company and Subsidiaries

                                          Consolidated Balance Sheets

                               (Dollars in thousands, except per share amounts)

                                                                   December 31
                                                               2005           2004
                                                          -------------------------------
Assets
Fixed maturity securities, at fair value (amortized cost
of
  $3,277,291 in 2005 and $2,921,320 in 2004)                $ 3,258,738    $2,938,856
Short-term investments                                          159,334       140,473
                                                          -------------------------------
Total investments                                             3,418,072     3,079,329

Cash and cash equivalents                                        45,077        69,292
Accrued investment income                                        42,576        36,580
Reinsurance recoverable on losses                                 3,271         3,054
Prepaid reinsurance premiums                                    110,636       109,292
Deferred policy acquisition costs                                63,330        33,835
Receivable from related parties                                   9,539           802
Property and equipment, net of accumulated depreciation
  of $885 in 2005 and $164 in 2004                                3,092         2,408
Prepaid expenses and other assets                                10,354         7,826
Federal income taxes receivable                                   2,158             -
                                                          -------------------------------
Total assets                                                $ 3,708,105    $3,342,418
                                                          ===============================

Liabilities and stockholder's equity
Liabilities:
  Unearned premiums                                         $ 1,201,163    $1,043,334
  Loss and loss adjustment expenses                              54,812        39,181
  Ceded reinsurance balances payable                              1,615         3,826
  Accounts payable, accrued expenses and other
  liabilities                                                    36,359        22,874
  Payable for securities purchased                                    -         5,715
  Capital lease obligations                                       4,262         6,446
  Federal income taxes payable                                        -         4,401
  Deferred income taxes                                          42,463        38,765
                                                          -------------------------------
Total liabilities                                             1,340,674     1,164,542
                                                          -------------------------------

Stockholder's equity:
  Common stock, par value $1,500 per share; 10,000
  shares
    authorized, issued and outstanding                           15,000        15,000
  Additional paid-in capital                                  1,894,983     1,882,772
  Accumulated other comprehensive (loss) income, net of
  tax                                                           (13,597)       15,485
  Retained earnings                                             471,045       264,619
                                                          -------------------------------
Total stockholder's equity                                    2,367,431     2,177,876
                                                          -------------------------------
Total liabilities and stockholder's equity                  $ 3,708,105    $3,342,418
                                                          ===============================

See accompanying notes to consolidated financial statements.

                                        2

                             Financial Guaranty Insurance Company and Subsidiaries

                                       Consolidated Statements of Income

                                            (Dollars in thousands)

                                                  Successor                  Predecessor
                                 --------------------------------------------------------
                                                              Period from   Period from
                                                              December 18,   January 1,
                                                                  2003          2003
                                  Year ended     Year ended      through       through
                                 December 31,   December 31,  December 31,  December 17,
                                     2005           2004          2003          2003
                                 ---------------------------------------------------------
Revenues:
  Gross premiums written            $410,202      $323,575       $12,213       $248,112
  Reassumed ceded premiums                 -         4,959         6,300         14,300
  Ceded premiums written             (29,148)      (14,656)          (39)       (14,852)
                                 ---------------------------------------------------------
  Net premiums written               381,054       313,878        18,474        247,560
  Increase in net unearned
     premiums                       (156,485)     (138,929)       (9,892)      (105,811)
                                 ---------------------------------------------------------
Net premiums earned                  224,569       174,949         8,582        141,749

Net investment income                117,072        97,709         4,269        112,619
Net realized gains                       101           559             -         31,506
Net mark-to-market losses on
  credit derivative contracts           (167)            -             -              -
Other income                             762           736            44            580
                                 ---------------------------------------------------------
Total revenues                       342,337       273,953        12,895        286,454

Expenses:
  Loss and loss adjustment
     expenses                         18,506         5,922           236         (6,757)
  Underwriting expenses               82,064        73,426         7,622         54,481
  Policy acquisition costs
     deferred                        (38,069)      (32,952)       (2,931)       (23,641)
  Amortization of deferred
     policy acquisition costs          8,302         2,038            10         15,563
                                 ---------------------------------------------------------
Total expenses                        70,803        48,434         4,937         39,646
                                 ---------------------------------------------------------

Income before income tax
  expense (benefit)                  271,534       225,519         7,958        246,808

Income tax expense (benefit):
  Current                             32,370        42,510         1,191         57,071
  Deferred                            32,738        12,923           573         (1,612)
                                 ---------------------------------------------------------
Total income tax expense              65,108        55,433         1,764         55,459
                                 ---------------------------------------------------------
Income before extraordinary item     206,426       170,086         6,194        191,349
Extraordinary gain                         -             -        13,852              -
                                 ---------------------------------------------------------
                                 ---------------------------------------------------------
Net income                          $206,426      $170,086       $20,046       $191,349
                                 =========================================================

See accompanying notes to consolidated financial statements.

                                        3

                             Financial Guaranty Insurance Company and Subsidiaries

                                Consolidated Statements of Stockholder's Equity

                                            (Dollars in thousands)

                                                                                    Accumulated
                                                                     Additional        Other
                                                          Common      Paid-in      Comprehensive     Retained
                                                          Stock       Capital     (Loss) Income,     Earnings        Total
                                                                                    Net of Tax
                                                       ------------------------------------------------------------------------
Predecessor
Balance at January 1, 2003                                 $15,000      $383,511      $ 49,499       $1,740,885     $2,188,895
Net income                                                      -               -            -          191,349       191,349
Other comprehensive income (loss):
  Change in fixed maturities available-for-sale                 -               -         (424)               -          (424)
  Change in foreign currency translation adjustment             -               -        4,267                -         4,267
                                                                                                                 --------------
Total comprehensive income                                                                                            195,192
Dividends declared                                              -               -            -         (284,300)     (284,300)
                                                       ------------------------------------------------------------------------
Balance at December 17, 2003                               15,000         383,511       53,342        1,647,934     2,099,787
Successor
Purchase accounting adjustments                                 -       1,474,261      (53,342)      (1,573,447)     (152,528)
Net income                                                      -               -            -           20,046        20,046
Other comprehensive income:
  Change in fixed maturities available-for-sale                 -               -        2,059                -         2,059
                                                                                                                 --------------
Total comprehensive income                                                                                             22,105
Balance at December 31, 2003                               15,000       1,857,772        2,059           94,533     1,969,364
                                                       ------------------------------------------------------------------------
Net income                                                      -            -               -          170,086       170,086
Other comprehensive income:
  Change in fixed maturities available-for-sale                 -            -           9,340              -           9,340
  Change in foreign currency translation adjustment             -            -           4,086              -           4,086
                                                                                                                 --------------
Total comprehensive income                                                                                            183,512
Capital contribution                                            -          25,000            -              -          25,000
                                                       ------------------------------------------------------------------------
Balance at December 31, 2004                               15,000       1,882,772       15,485          264,619     2,177,876
Net income                                                      -            -               -          206,426       206,426
Other comprehensive loss:
  Change in fixed maturities available-for-sale                 -            -         (23,550)             -         (23,550)
  Change in foreign currency translation adjustment             -            -          (5,532)             -          (5,532)
                                                                                                                 --------------
Total comprehensive income                                                                                            177,344
Capital contribution                                            -          12,211            -              -          12,211
                                                       ------------------------------------------------------------------------
Balance at December 31, 2005                               $15,000      $1,894,983    $(13,597)       $ 471,045     $2,367,431
                                                       ========================================================================

See accompanying notes to consolidated financial statements.

                                        4

                             Financial Guaranty Insurance Company and Subsidiaries

                                     Consolidated Statements of Cash Flows

                                            (Dollars in thousands)

                                                           Successor                 Predecessor
                                             --------------------------------------- ------------
                                                                       Period from  Period from
                                                                         December    January 1,
                                                                         18, 2003       2003
                                             Year ended    Year ended    through      through
                                            December 31,  December 31, December 31, December 17,
                                                2005          2004         2003         2003
                                            -----------------------------------------------------
Operating activities
Net income                                    $206,426      $170,086      $20,046     $191,349
Adjustments to reconcile net income to
  net cash provided by operating
  activities:
    Extraordinary gain                                             -      (13,852)           -
    Amortization of deferred policy
     acquisition costs                           8,574         2,038           10       15,563
    Policy acquisition costs deferred          (38,069)      (32,952)      (2,931)     (23,641)
    Depreciation of property and
     equipment                                     721           164            -           22
    Amortization of fixed maturity
     securities                                 31,504        37,013          693       21,129
    Amortization of short-term
     investments                                   481            29
    Net realized gains on investments             (101)         (559)           -      (31,506)
    Change in accrued investment income
     and prepaid expenses and other
     assets                                     (8,504)       (5,545)      (5,065)       6,292
    Change in net mark-to-market losses
     on credit derivative contracts                167             -            -            -
    Change in federal income taxes
     receivable                                      -           126         (172)      (2,407)
    Change in reinsurance recoverable
    on losses                                     (217)        5,011         (104)         410
    Change in prepaid reinsurance
     premiums                                   (1,344)       14,476        7,432       19,725
    Changes in other reinsurance
    receivables                                      -         5,295       (5,295)           -
    Change in receivable from related
    parties                                     (8,737)        8,957          (76)      (9,811)
    Change in unearned premiums                157,829       124,452        2,460       86,250
    Change in loss and loss adjustment
     expenses                                   15,631        (1,286)         236       (7,644)
    Change in ceded reinsurance
     balances payable and accounts
     payable and accrued expenses                8,923         7,348        6,485        1,804
    Change in current federal income
     taxes payable                              (6,559)        4,401            -      (97,477)
    Change in deferred federal income
    taxes                                       19,252        12,923          573       (1,612)
                                            -----------------------------------------------------
Net cash provided by operating                 385,977       351,977       10,440      168,446
activities
                                            -----------------------------------------------------

Investing activities
Sales and maturities of fixed maturity
  securities                                   122,638       284,227        1,780    1,028,103
Purchases of fixed maturity securities        (520,089)     (546,028)           -     (877,340)
Purchases, sales and maturities of
  short-term investments, net                  (19,342)     (126,125)     (12,736)      41,504
Receivable for securities sold                     (20)          170          538          283
Payable for securities purchased                (5,715)        5,715            -       (5,333)
Purchase of fixed assets                        (1,405)       (2,572)           -            -
                                            -----------------------------------------------------
Net cash (used in) provided by                (423,933)     (384,613)     (10,418)     187,217
  investing activities
                                            -----------------------------------------------------

Financing activities
Capital contribution                            12,211        25,000            -            -
Dividends paid to common stockholders                -             -            -     (284,300)
                                            -----------------------------------------------------
Net cash provided by (used in)                  12,211        25,000            -     (284,300)
financing activities
                                            -----------------------------------------------------
Effect of exchange rate changes on cash          1,530        (1,717)           -            -
                                            -----------------------------------------------------
Net (decrease) increase in cash and            (24,215)       (9,353)          22       71,363
cash equivalents
Cash and cash equivalents at beginning
of period                                       69,292        78,645       78,623        7,260
                                            -----------------------------------------------------
Cash and cash equivalents at end of           $ 45,077      $ 69,292      $78,645     $ 78,623
period
                                            =====================================================

Supplemental disclosure of cash flow
information
Income taxes paid                             $ 49,613      $ 40,890      $     -     $156,800
                                            =====================================================

See accompanying notes to consolidated financial statements.

                                        5

                             Financial Guaranty Insurance Company and Subsidiaries

                                  Notes to Consolidated Financial Statements

                                               December 31, 2005
                               (Dollars in thousands, except per share amounts)

1. Business and Organization

Financial  Guaranty  Insurance Company (the "Company") is a wholly owned subsidiary of FGIC Corporation  ("FGIC
Corp.").  The Company provides  financial  guaranty  insurance and other forms of credit enhancement for public finance and structured finance  obligations.  The Company began insuring public finance obligations in 1984 and structured  finance  obligations in 1988. The Company's  financial strength is rated "Aaa" by Moody's Investors
Service, Inc., "AAA" by Standard & Poor's Rating Services, a division of The McGraw-Hill  Companies,  Inc., and
"AAA" by Fitch Ratings,  Inc. The Company is licensed to engage in writing financial  guaranty insurance in all
50 states, the District of Columbia,  the Commonwealth of Puerto Rico, the U.S. Virgin Islands,  and, through a branch, in the United Kingdom.  In addition,  a United Kingdom subsidiary of the Company is authorized to write financial  guaranty  business in the United Kingdom and has passport rights to write business in other European
Union member  countries.  FGIC Corp.  and the Company have formed  subsidiaries  to facilitate  geographic  and business expansion.

On December  18,  2003,  an  investor  group  consisting  of The PMI Group,  Inc.  ("PMI"),  affiliates  of the
Blackstone  Group L.P.  ("Blackstone"),  affiliates of the Cypress Group L.L.C.  ("Cypress")  and affiliates of
CIVC Partners L.P. ("CIVC"),  collectively,  the "Investor Group", completed the acquisition of FGIC Corp. from a subsidiary of General  Electric Capital  Corporation ("GE Capital") in a transaction  valued at approximately
$2,200,000 (the  "Transaction").  GE Capital retained 2,346 shares of FGIC Corp.  Senior Preferred  Mandatorily
Convertible  Modified Preferred Stock ("Senior Preferred Shares") with an aggregate  liquidation  preference of
$234,600,  and  approximately 5% of FGIC Corp.'s  outstanding  common stock. PMI is the largest  stockholder of
FGIC Corp.,  owning  approximately 42% of its common stock at December 31, 2005 and 2004.  Blackstone,  Cypress and CIVC own  approximately  23%, 23% and 7% of FGIC Corp.'s common stock,  respectively,  at December 31, 2005 and 2004.

2. Basis of Presentation

The  consolidated  financial  statements  include  the  accounts  of the  Company  and  its  subsidiaries.  All significant intercompany balances have been eliminated in consolidation.

                                        6

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

2. Basis of Presentation (continued)

The  preparation of  consolidated  financial  statements in conformity  with  accounting  principles  generally accepted in the United States ("GAAP")  requires  management to make estimates and assumptions  that affect the amounts reported in the consolidated  financial  statements and the  accompanying  notes.  Actual results could differ from those estimates.

The  accompanying  financial  statements  have been  prepared  on the basis of GAAP,  which  differs in certain respects  from the  accounting  practices  prescribed or permitted by the New York State  Insurance  Department
(see Note 4). Certain 2004 and 2003 information has been reclassified to conform to the 2005 presentation.

3. Summary of Significant Accounting Policies

The Company's significant accounting policies are as follows:

a. Investments

All the Company's  fixed  maturity  securities  are  classified as  available-for-sale  and are recorded on the trade date at fair value.  Unrealized  gains and losses are  recorded as a separate  component  of  accumulated other  comprehensive  (loss)  income,  net of  applicable  income  taxes,  in the  consolidated  statements  of stockholders' equity. Short-term investments are carried at cost, which approximates fair value.

Bond discounts and premiums are amortized over the remaining term of the  securities.  Realized gains or losses on the sale of investments are determined based on the specific identification method.

Securities that have been  determined to be other than  temporarily  impaired are reduced to realizable  value, establishing a new cost basis, with a charge to realized loss at such date.

b. Cash and Cash Equivalents

The Company  considers all bank deposits,  highly liquid securities and certificates of deposit with maturities of three months or less at the date of purchase to be cash  equivalents.  These cash equivalents are carried at cost, which approximates fair value.

                                        7

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

3. Summary of Significant Accounting Policies (continued)

c. Premium Revenue Recognition

Premiums are received either up-front or over time on an installment  basis. The premium  collection  method is determined  at the time the  policy is  issued.  Up-front  premiums  are paid in full at the  inception  of the policy and are earned over the period of risk in  proportion  to the total  amount of  principal  and  interest amortized  in the period as a proportion  of the  original  principal  and  interest  outstanding.  Installment premiums are  collected  periodically  and are  reflected  in income  pro-rata  over the period  covered by the premium  payment,  including  premiums  received  on  credit  default  swaps  (see Note 6).  Unearned  premiums represent the portion of premiums  received  applicable to future periods on insurance  policies in force. When an obligation  insured by the Company is refunded prior to the end of the expected policy coverage period,  any remaining  unearned  premium is  recognized  at that time.  A refunding  occurs when an insured  obligation  is called or legally  defeased prior to stated  maturity.  Premiums  earned on advanced  refundings  were $54,795,
$42,695,  $5,013 and $39,858 for the years ended  December 31, 2005 and 2004 and the periods from  December 18,
2003 through December 31, 2003 and January 1, 2003 through December 17, 2003, respectively.

Ceded premiums are recognized in a manner consistent with the premium earned on the underlying policies.

d. Policy Acquisition Costs

Policy  acquisition  costs  include  only  those  expenses  that  relate  directly  to and  vary  with  premium production.  Such costs  include  compensation  of employees  involved in  marketing,  underwriting  and policy issuance functions,  rating agency fees, state premium taxes and certain other expenses.  In determining policy acquisition  costs,  the Company must  estimate and allocate the  percentage of its costs and expenses that are attributable to premium  production,  rather than to other activities.  Policy acquisition costs, net of ceding commission  income on premiums  ceded to  reinsurers,  are deferred and amortized  over the period in which the related premiums are earned.  Anticipated loss and loss adjustment  expenses,  future  maintenance costs on the in-force  business and net investment  income are considered in determining the  recoverability  of acquisition costs.

                                        8

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

3. Summary of Significant Accounting Policies (continued)

e. Loss and Loss Adjustment Expenses

Provision  for loss and loss  adjustment  expenses  fall  into two  categories:  case  reserves  and  watchlist reserves.  Case reserves are established for the value of estimated  losses on particular  insured  obligations that are  presently  or likely to be in  payment  default  and for which  future  loss is  probable  and can be reasonably  estimated.  These reserves represent an estimate of the present value of the anticipated  shortfall between (1) payments on insured  obligations  plus  anticipated  loss  adjustment  expenses and (2) anticipated cash flow from,  and proceeds to be received on,  sales of any  collateral  supporting  the  obligation  and/or other anticipated  recoveries.  The discount rate used in calculating the net present value of estimated losses is based upon the  risk-free  rate for the time period of the  anticipated  shortfall.  As of December 31, 2005 and 2004,  discounted  case-basis  loss and loss  adjustment  expense  reserves  totaled  $33,328 and  $15,700, respectively.  Loss and loss adjustment  expenses included amounts  discounted at an approximate  interest rate of 4.5% in 2005 and 2004.  The amount of the  discount  at  December  31, 2005 and 2004 was $15,015 and $2,500,
respectively.

The Company  establishes  watchlist  reserves to  recognize  the  potential  for claims  against the Company on insured  obligations that are not presently in payment  default,  but which have migrated to an impaired level, where  there is a  substantially  increased  probability  of  default.  These  reserves  reflect an estimate of probable loss given  evidence of  impairment,  and a reasonable  estimate of the amount of loss given  default.
The  methodology  for  establishing  and  calculating  the watchlist  reserve  relies on a  categorization  and assessment  of the  probability  of default,  and loss  severity in the event of default,  of the  specifically identified  impaired  obligations on the watchlist based on historical trends and other factors.  The watchlist reserve is adjusted as necessary to reflect changes in the loss  expectation  inherent in the group of impaired credits. As of December 31, 2005 and 2004, such reserves were $21,484 and $23,500, respectively.

The reserve for loss and loss  adjustment  expenses is reviewed  regularly and updated based on claim  payments and the results of ongoing  surveillance.  The Company  conducts  ongoing  insured  portfolio  surveillance  to identify all impaired  obligations  and thereby  provide a materially  complete  recognition of losses for each accounting  period.  The reserves are  necessarily  based upon  estimates and  subjective  judgments  about the outcome of future events, and actual results will likely differ from these estimates.

                                        9

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

3. Summary of Significant Accounting Policies (continued)

Reinsurance  recoverable  on losses is calculated in a manner  consistent  with the  calculation  loss and loss adjustment expenses.

f. Income Taxes

Deferred  tax  assets  and  liabilities  are  recognized  for  the  future  tax  consequences  attributable  to differences  between the financial  statement  carrying  amounts of existing  assets and  liabilities and their respective tax bases.

Deferred  tax assets and  liabilities  are  measured  using  statutory  tax rates  expected to apply to taxable income in the years in which  temporary  differences  are expected to be  recovered  or settled.  The effect on deferred tax assets and  liabilities  of a change in tax rates is recognized in income in the period in which a change occurs.

The Company is a financial  guaranty  insurance  writer and is  permitted a tax  deduction,  subject to certain limitations  under  Section  832(e) of the  Internal  Revenue  Code,  for  amounts  required to be set aside in statutory  contingency  reserves by state law or  regulation.  The  deduction is allowed only to the extent the
Company  purchases  U.S.  Government  non-interest  bearing  tax and loss  bonds in an amount  equal to the tax benefit  attributable  to such  deductions.  Purchases  of tax and loss bonds are  recorded as a  reduction  of current  tax  expense.  For the years ended  December  31, 2005 and 2004,  the  Company  purchased  $13,565 and
$10,810,  respectively,  of tax and loss bonds.  For the period from January 1, 2003 through December 17, 2003, there were no tax and loss bonds purchased and $102,540 of tax and loss bonds were redeemed.

g. Property and Equipment

Property and equipment  consists of office furniture,  fixtures,  computer equipment and software and leasehold improvements  that are  reported at cost less  accumulated  depreciation.  Office  furniture  and  fixtures are depreciated  straight-line over five years.  Leasehold  improvements are amortized over their estimated service lives or over the life of the lease,  whichever is shorter.  Computer  equipment  and software are  depreciated over three years. Maintenance and repairs are charged to expense as incurred.

                                        10

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

3. Summary of Significant Accounting Policies (continued)

h. Goodwill

In  accounting  for the  Transaction  in 2003,  the Company  applied  purchase  accounting,  as  prescribed  by
Statement  of  Financial  Accounting  Standards  ("SFAS")  No. 141,  Business  Combinations  ("SFAS  141")  and
Securities and Exchange Commission Staff Accounting  Bulletin 54.  Under these accounting methods, the purchase price was pushed down into the accompanying  consolidated  financial  statements,  with the difference  between the purchase price and the sum of the fair value of tangible and identifiable  intangible  assets acquired less liabilities  assumed  resulting  in negative  goodwill of $27,300 at December  18,  2003.  In  accordance  with
SFAS 141,  the Company reduced the value assigned to non-financial  assets, and the remaining negative goodwill of $13,852 was recorded as an extraordinary gain in the consolidated statement of income.

As a result of the purchase  accounting,  effective  December 18, 2003,  the basis of the Company's  assets and liabilities  changed,  necessitating  the presentation of Predecessor  Company and Successor Company columns in the consolidated statements of income, stockholder's equity and cash flows.

i. Foreign Currency Translation

The  Company  has an  established  foreign  branch and three  subsidiaries  in the United  Kingdom  and insured exposure from a former branch in France.  The Company has determined  that the  functional  currencies of these operations  are their  local  currencies.  Accordingly,  the assets and  liabilities  of these  operations  are translated  into U.S.  dollars at the rates of  exchange  at  December  31,  2005 and 2004,  and  revenues  and expenses are translated at average monthly exchange rates. The cumulative  translation  (loss) gain at December
31, 2005 and 2004 was $(1,446) and $4,086,  respectively,  net of tax benefit  (expense) of $723 and  $(2,200), respectively,  and is  reported  as a separate  component  of  accumulated  other  comprehensive  income in the consolidated statements of stockholder's equity.

                                        11

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

3. Summary of Significant Accounting Policies (continued)

j. Stock Compensation Plan

The Company has an incentive  stock plan that provides for stock-based  compensation,  including stock options, restricted  stock awards and restricted  stock units of FGIC Corp. Stock options are granted for a fixed number of shares  with an  exercise  price  equal to or  greater  than the fair value of the shares at the date of the grant.  Restricted  stock  awards and  restricted  stock units are valued at the fair value of the stock on the grant date, with no cost to the grantee.  FGIC Corp. accounts for stock-based  compensation using the intrinsic value method under Accounting  Principles Board Opinion No. 25, Accounting for Stock Issued to Employees,  and,
accordingly,  if the  exercise  price is equal to the fair  value of the  shares at the date of the  grant,  no compensation  expense  related  to stock  options is  allocated  to the  Company  by FGIC  Corp.  For grants to employees of the Company of restricted stock and restricted stock units, unearned  compensation,  equivalent to the fair value of the shares at the date of grant,  is allocated  to the  Company.  The Company has adopted the disclosure-only provisions of SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended.

Had FGIC Corp.  determined  compensation expense for stock options granted to employees and management based on the fair value of the options at the grant dates  consistent with the method of accounting  under SFAS 123, the
Company's estimated pro forma net income would have been as follows:

                                                                       Period from
                                                                       December 18,
                                                                           2003
                                          Year ended    Year ended       through
                                          December 31,  December 31,   December 31,
                                              2005          2004           2003
                                         --------------------------------------------
Reported net income                          $  206,426     $ 170,086     $20,046
Add: Allocated stock-based
  compensation related to restricted
  stock units, net of tax included in                                            -
  reported net income                                29             49
Less: Allocated total stock-based
  compensation determined under the
  fair value method for all awards,                                            (40)
  net of tax                                     (2,138)        (1,249)
                                         --------------------------------------------
Pro forma net income                         $  204,317     $ 168,886     $ 20,006
                                         ============================================

There were no stock options prior to December 18, 2003.

                                        12

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

3. Summary of Significant Accounting Policies (continued)

k. Variable Interest Entities

Financial  Interpretation No. 46,  Consolidation of Variable Interest Entities ("FIN 46-R") provides accounting and  disclosure  rules for  determining  whether  certain  entities  should be  consolidated  in the  Company's consolidated  financial statements.  An entity is subject to FIN 46-R, and is called a Variable Interest Entity
("VIE"),  if it has (i) equity  that is  insufficient  to permit the entity to finance its  activities  without additional  subordinated  financial  support or (ii) equity  investors that cannot make  significant  decisions about the entity's  operations  or that do not absorb the  majority of expected  losses or receive the majority of expected  residual  returns of the entity.  A VIE is consolidated by its primary  beneficiary,  which is the party that has a majority of the  expected  losses or a majority of the expected  residual  returns of the VIE, or both.  FIN 46-R  requires  disclosures  for  companies  that have either a primary or  significant  variable interest in a VIE. All other entities not considered  VIEs are evaluated for  consolidation  under SFAS No. 94,
Consolidation of all Majority-Owned Subsidiaries.

As part of its structured  finance  business,  the Company insures debt  obligations or certificates  issued by special  purpose  entities.  The  Company  has  evaluated  the  transactions,  and  does not  believe  any such transactions require consolidation or disclosure under
FIN 46-R.

During  2004,  FGIC  arranged the  issuance of  contingent  preferred  trust  securities  by a group of special purpose  trusts.  These trusts are  considered  VIEs under FIN 46-R.  However,  the Company is not considered a primary beneficiary and therefore is not required to consolidate the trusts (see Note 16).

l. Derivatives

The Financial  Accounting  Standards Board ("FASB") issued and  subsequently  amended SFAS No. 133,  Accounting for Derivative  Instruments and Hedging  Activities  ("SFAS 133").  Under SFAS 133, as amended,  all derivative instruments  are recognized on the  consolidated  balance sheet at their fair value,  and changes in fair value are recognized immediately in earnings unless the derivatives qualify as hedges.

                                        13

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

3. Summary of Significant Accounting Policies (continued)

In 2005,  the Company sold credit default swaps ("CDS") to certain  buyers of credit  protection.  It considers these  agreements to be a normal  extension of its financial  guaranty  insurance  business,  although they are considered derivatives for accounting purposes.
These  agreements are recorded at fair value.  Changes in fair value are recorded in net  mark-to-market  gains
(losses) on credit  derivative  instruments  in the  consolidated  statements  of income and in other assets or other  liabilities in the  consolidated  balance sheets.  The Company uses  dealer-quoted  market values,  when available,  to determine fair value. If market prices are not available,  management uses internally  developed estimates of fair value.

m. New Accounting Pronouncements

On December 16, 2004, FASB issued SFAS 123(R) which requires all share-based  payments to employees,  including grants of employee  stock  options,  to be recognized in the financial  statements  based on their fair values.
Following  the  effective  date,  pro forma  disclosure  is no longer an  alternative.  In April 2005,  the SEC announced  the  adoption of a rule  allowing  public  companies  to defer the adoption of SFAS 123(R) until the beginning of their fiscal years  beginning after June 15, 2005.  Non-public  entities will be required to adopt the provisions of the new standard in fiscal years beginning after December 15, 2005.

Under SFAS 123(R),  the Company must  determine the transition  method to be used at the date of adoption,  the appropriate  fair value model to be used for  valuing  share-based  payments  and the  amortization  method for compensation  cost. The transition  methods include  retroactive and prospective  adoption  options.  Under the retroactive  option,  prior  periods may be restated  either as of the beginning of the year of adoption or for all  periods  presented.  The  prospective  method  requires  that  compensation  expense be  recorded  for all outstanding  share-based  awards for which the requisite  service has not yet been  rendered.  The  retroactive method would record  compensation  for all unvested stock options and restricted stock beginning with the first period  restated.  The Company  anticipates  adopting the  prospective  method and expects that the adoption of
SFAS 123(R) will have an impact  similar to the current pro forma  disclosure  for existing  options under SFAS
123(R).  In addition,  the Company does not expect that the expense  associated  with future  grants  (assuming grant levels  consistent  with 2005) derived from the fair value model  selected  will have a material  adverse effect on the Company's consolidated financial position, results of operations or cash flows.

                                        14

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

3. Summary of Significant Accounting Policies (continued)

n. Review of Financial Guaranty Industry Accounting Practices

The FASB staff is considering  whether  additional  accounting  guidance is necessary to address loss reserving and certain other  practices in the  financial  guaranty  industry.  SFAS No. 60,  Accounting  and Reporting by
Insurance  Enterprises,  was developed prior to the emergence of the financial  guaranty  industry.  As it does not specifically  address financial  guaranty  contracts,  there has been diversity in the accounting for these contracts.  In 2005,  the FASB added a project to  consider  accounting  by  insurers  for  financial  guaranty insurance.  The objective of the project is to develop an accounting  model for  financial  guaranty  contracts issued by insurance  companies that are not accounted for as derivative  contracts  under SFAS 133. A financial guaranty  contract  guarantees  the holder of a financial  obligation  the full and timely payment of principal and interest  when due and is  typically  issued in  conjunction  with  municipal  bond  offerings  and certain structured  finance  transactions.  The goal of this  project  is to  develop a single  model for all  industry participants to apply.

The FASB is  expected to meet in 2006 to  consider  the  accounting  model for  issuers of  financial  guaranty insurance.  Proposed  and final  pronouncements  are  expected  to be issued in 2006.  When the FASB  reaches a conclusion on this issue, the Company,  along with other companies in the financial guaranty  industry,  may be required to change certain  aspects of accounting for loss  reserves,  premium income and deferred  acquisition costs.  It is not  possible  to  predict  the impact the  FASB's  review may have on the  Company's  accounting practices.

4. Statutory Accounting Practices

Statutory-basis  surplus  of the  Company  at  December  31,  2005  and  2004 was  $1,162,904  and  $1,172,600,
respectively.  Statutory-basis  net income  (loss) for the years ended  December  31, 2005 and 2004 and for the periods from  December 18, 2003 through  December 31, 2003,  and January 1, 2003 through  December 17, 2003 was
$192,009, $144,100, $(1,669), and $180,091, respectively.

                                        15

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

5. Investments

The amortized  cost and fair values of investments  in fixed  maturity  securities  and short-term  investments classified as available-for-sale are as follows:

                                                Gross        Gross
                                 Amortized    Unrealized   Unrealized
                                    Cost        Gains        Losses     Fair Value
                                ----------------------------------------------------
At December 31, 2005
 Obligations of states and
  political subdivisions          $2,777,807    $12,718      $26,410     $2,764,115
 Asset- and mortgage-backed
  securities                        209,148         135        3,490       205,793
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies                          148,785       1,387        2,036       148,136
 Corporate bonds                     91,422         501        1,486        90,437
 Debt securities issued by
  foreign governments                30,930         345            5        31,270
 Preferred stock                     19,199         427          639        18,987
                                ----------------------------------------------------
 Total fixed maturity             3,277,291      15,513       34,066     3,258,738
  securities
 Short-term investments             159,334           -            -       159,334
                                ----------------------------------------------------
 Total investments                $3,436,625    $15,513      $34,066     $3,418,072
                                ====================================================

                                                Gross        Gross
                                 Amortized    Unrealized   Unrealized
                                    Cost        Gains        Losses     Fair Value
                                ----------------------------------------------------
At December 31, 2004
 Obligations of states and
  political subdivisions          $2,461,087    $19,569      $ 3,090     $2,477,566
 Asset- and mortgage-backed
  securities                        214,895       1,267          695       215,467
 U.S. Treasury securities and
  obligations of U.S.
  Government corporations and
  agencies                          131,771         559          943       131,387
 Corporate bonds                     54,655         663          236        55,082
 Debt securities issued by
  foreign governments                39,713         176           21        39,868
 Preferred stock                     19,199         311           24        19,486
                                ----------------------------------------------------
 Total fixed maturities           2,921,320      22,545        5,009     2,938,856
 Short-term investments             140,473           -            -       140,473
                                ----------------------------------------------------
 Total investments                $3,061,793    $22,545      $ 5,009     $3,079,329
                                ====================================================

                                        16

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

5. Investments (continued)

The following table shows gross unrealized losses and the fair value of fixed maturity  securities,  aggregated by  investment  category and length of time that  individual  securities  have been in a continuous  unrealized loss position, at December 31, 2005:

                              Less Than 12 Months    12 Months or More       Total
                             ------------------------------------------------------------
                                Fair    Unrealized  Fair   Unrealized   Fair    Unrealized
                               Value     Losses    Value    Losses     Value     Losses
                             ------------------------------------------------------------
Obligations of states and    $1,622,119  $16,646  $463,156   $9,764  $2,085,275  $26,410
  political subdivisions
Asset- and mortgage-backed
  securities                   133,196     1,839    56,824    1,651    190,020     3,490
U.S. Treasury securities
  and obligations of U.S.
  government corporations
  and agencies                  47,872       520    76,380    1,516    124,252     2,036
Other                           42,379       690    28,026      801     70,405     1,491
Preferred stock                 12,860       639         -        -     12,860       639
                             ------------------------------------------------------------
Total temporarily impaired   $1,858,426  $20,334  $624,386   $13,732 $2,482,812  $34,066
  securities
                             ============================================================

The  unrealized  losses in the  Company's  investments  were caused by  interest  rate  increases.  The Company evaluated the credit  ratings of these  securities  and noted no  deterioration.  Because the decline in market value is  attributable  to changes in  interest  rates and not credit  quality  and because the Company has the ability  and intent to hold these  investments  until a recovery  of fair  value,  which may be  maturity,  the
Company did not consider these investments to be other than temporarily impaired at December 31, 2005.

Investments  in fixed  maturity  securities  carried at fair value of $4,625 and $4,049 as of December 31, 2005 and 2004, respectively, were on deposit with various regulatory authorities as required by law.

                                        17

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

5. Investments (continued)

The  amortized  cost and fair  values  of  investments  in fixed  maturity  securities,  available-for-sale  at
December  31,  2005,  are  shown  below by  contractual  maturity  date.  Actual  maturities  may  differ  from contractual  maturities  because  borrowers  may have the right to call or prepay  obligations  with or without call or prepayment penalties.

                                                    Amortized         Fair
                                                      Cost            Value
                                                 --------------------------------
Due one year later or less                         $     77,668     $    77,071
Due after one year through five years                   472,292         463,162
Due after five years through ten years                1,463,806       1,448,990
After ten years                                       1,263,525       1,269,515
                                                 --------------------------------
Total                                              $  3,277,291     $ 3,258,738
                                                 ================================

For the years ended December 31, 2005 and 2004 and for the periods from
December 18, 2003  through  December 31, 2003 and January 1, 2003  through  December  17, 2003,  proceeds  from sales of available-for-sale  securities were $31,380,  $178,030, $0, and $855,761  respectively.  For the years ended  December  31, 2005 and 2004 and for the periods from  December  18, 2003  through  December 31, 2003 and
January 1, 2003 through  December 17, 2003, gross gains of $185,  $1,900,  $0, and $31,700,  respectively,  and gross losses of $84, $1,300, $0, and $200, respectively, were realized on such sales.

Net investment income of the Company was derived from the following sources:

                                                       Successor                  Predecessor
                                       ------------------------------------------ -------------
                                                                    Period from   Period from
                                                                     December       January
                                                                     18, 2003       1, 2003
                                        Year ended    Year ended      through       through
                                       December 31,  December 31,  December 31,  December 17,
                                           2005          2004          2003          2003
                                      ---------------------------------------------------------
   Income from fixed maturity                                                      $ 111,075
     securities                         $  112,616       $ 97,720     $ 4,294
   Income from short-term investments        6,801          1,450          12          2,326
                                      ---------------------------------------------------------
   Total investment income                 119,417         99,170       4,306        113,401
   Investment expenses                      (2,345)        (1,461)        (37)          (782)
                                      ---------------------------------------------------------
   Net investment income                $  117,072       $ 97,709     $ 4,269      $ 112,619
                                      =========================================================

                                        18

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

5. Investments (continued)

As of December 31, 2005, the Company did not have more than 3% of its investment  portfolio  concentrated  in a single issuer or industry; however, the Company had the following investment concentrations by state:

                                     Fair Value
                                   ----------------
New York                             $   302,290
Florida                                  220,150
Texas                                    217,145
New Jersey                               193,315
Massachusetts                            169,635
Illinois                                 155,922
California                               139,742
Michigan                                 113,040
                                   ----------------
                                       1,511,239

All other states                       1,326,785
All other investments                    580,048
                                   ----------------
                                   ----------------
Total investments                    $ 3,418,072
                                   ================

6. Derivative Instruments

The Company  provides CDSs to certain  buyers of credit  protection by entering into  contracts  that reference collateralized  debt obligations from cash and synthetic  structures backed by pools of corporate,  consumer or structured  finance debt.  It also offers credit  protection  on other public  finance and  structured  finance obligations  in CDS form.  The Company  considers  these  agreements to be a normal  extension of its financial guaranty  insurance  business,  although  they  are  considered  derivatives  for  accounting  purposes.  These agreements  are recorded at fair value.  The Company  believes  that the most  meaningful  presentation  of the financial  statement impact of these  derivatives is to reflect  premiums as installments are received,  and to record losses and loss adjustment  expenses and changes in fair value as incurred.  The Company recorded $3,036 of net earned premium,  $0 in losses and loss adjustment  expenses,  and net  mark-to-market  losses of $167 in changes in fair value under these agreements for the year ended December 31, 2005.

                                        19

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

6. Derivative Instruments (continued)

The gains or losses  recognized by recording  these  contracts at fair value are determined  each quarter based on quoted market prices,  if available.  If quoted market prices are not available,  the  determination of fair value is based on internally  developed  estimates.  Management  applies judgments to estimate fair value which are based on changes in expected  loss of the  underlying  assets as well as changes in current  market  prices for similar products.

Consideration  is given to current market  spreads and on evaluation of the current  performance of the assets.
The Company does not believe that the fair value  adjustments  are an indication of potential  claims under the
Company's  guarantees.  The inception-to-date net mark-to-market loss on the CDS portfolio was $167 at December
31, 2005 and was recorded in other liabilities.

7. Income Taxes

For periods subsequent to the closing date of the Transaction,  the Company files its own consolidated  federal income tax  returns  with FGIC Corp.  The method of  allocation  between  FGIC Corp.  and its  subsidiaries  is determined  under a tax sharing  agreement  approved by FGIC Corp.'s  Board of Directors and the New York State
Insurance  Department,  and is based upon a  separate  return  calculation.  For  periods  ended on or prior to
December 18, 2003,  the Company filed its federal  income tax return as part of the  consolidated  return of GE
Capital.  Under a tax  sharing  agreement  with GE Capital,  tax was  allocated  to the Company  based upon its contributions to GE Capital's consolidated net income.

                                        20

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

7. Income Taxes (continued)

The following is a  reconciliation  of federal income taxes  computed at the statutory  income tax rate and the provision for federal income taxes:

                                                   Successor                       Predecessor
                                ---------------------------------------------    --------------
                                                                  Period from     Period from
                                                                  December 18,     January 1,
                                                                     2003            2003
                                   Year ended      Year ended      through         through
                                  December 31,   December 31,    December 31,    December 17,
                                      2005           2004            2003            2003
                               -----------------------------------------------------------------
  Income taxes computed on         $  95,037        $ 78,932         $2,785         $ 86,383
    income before provision
    for Federal income taxes,
    at the statutory income
    tax rate
  State and local income
    taxes, net of Federal
    income taxes                         453             479              -              844
  Tax effect of:
    Tax-exempt interest              (31,072)        (28,015)          (979)         (26,112)
    Prior period adjustment                -               -              -           (4,978)
    Other, net                           690           4,037            (42)            (678)
                               -----------------------------------------------------------------
  Provision for income taxes       $  65,108        $ 55,433         $1,764         $ 55,459
                               =================================================================

                                        21

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

7. Income Taxes (continued)

The tax  effects of  temporary  differences  that give rise to  significant  portions of the net  deferred  tax liability at December 31, 2005 and 2004 are presented below:

                                                             2005         2004
                                                         --------------------------
 Deferred tax assets:
   Tax and loss bonds                                       $24,375       $10,810
   Loss and loss adjustment expense reserves                  6,180         7,472
   AMT credit carryforward                                    7,140         8,107
   Property and equipment                                        83            55
   Deferred compensation                                      1,483           623
   Capital lease                                              2,483         2,539
   Net operating loss on foreign subsidiaries                 2,948             -
   Other                                                        266           233
                                                         --------------------------
 Total gross deferred tax assets                             44,958        29,839
                                                         --------------------------

 Deferred tax liabilities:
   Contingency reserves                                      42,656        18,917
   Unrealized gains on fixed maturity securities,
     available-for-sale                                      12,883        29,156
   Deferred acquisition costs                                19,639        11,842
   Premium revenue recognition                               10,359         3,076
   Profit commission                                          1,435         2,343
   Foreign currency                                             194         3,117
   Other                                                        255           153
                                                         --------------------------
 Total gross deferred tax liabilities                        87,421        68,604
                                                         --------------------------
 Net deferred tax liability                                 $42,463       $38,765
                                                         ==========================

The net  operating  losses on foreign  subsidiaries  of $10,863 as of December 31, 2005 were  generated by FGIC
Corp.'s  United  Kingdom  subsidiaries.  The United  Kingdom does not allow net operating  losses to be carried back,  but does permit them to be carried  forward  indefinitely.  Based upon the level of  historical  taxable income,  projections  of future taxable income over the periods in which the deferred tax assets are deductible and the estimated  reversal of future taxable  temporary  differences,  the Company  believes it is more likely than  not that it will  realize  the  benefits  of  these  deductible  differences  and has not  established  a valuation allowance at December 31, 2005 and 2004.

In the opinion of  management,  an adequate  provision has been made for any  additional  taxes that may become due pending any future examinations by tax authorities.

                                        22

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

8. Reinsurance

Reinsurance is the commitment by one insurance  company (the reinsurer) to reimburse  another insurance company
(the ceding  company)  for a specified  portion of the  insurance  risks  under  policies  issued by the ceding company in consideration  for a portion of the related  premiums  received.  The ceding company  typically will receive a ceding commission from the reinsurer.

The Company uses  reinsurance to increase its capacity to write  insurance for  obligations of large,  frequent issuers,  to meet internal,  rating agency or regulatory  single risk limits,  to diversify risk, and to manage rating agency and regulatory capital  requirements.  The Company currently arranges reinsurance  primarily on a facultative  (transaction-by-transaction)  basis.  Prior to 2003,  the  Company  also  had  treaty  reinsurance agreements,  primarily for the public finance  business,  that provided coverage for a specified portion of the insured risk under all qualifying policies issued during the term of the treaty.

The Company seeks to place  reinsurance  with  financially  strong  reinsurance  companies  since, as a primary insurer,  the Company is required to fulfill all its obligations to policyholders  even where a reinsurer fails to perform its obligations  under the applicable  reinsurance  agreement.  The Company  regularly  monitors the financial  condition of its reinsurers.  Under most of the Company's  reinsurance  agreements,  the Company has the right to reassume all the exposure  ceded to a reinsurer (and receive all the remaining  unearned  premiums ceded) in the event of a ratings  downgrade of the reinsurer or the  occurrence  of certain  other  events.  In certain of these cases, the Company also has the right to impose additional ceding commissions.

In recent years,  some of the Company's  reinsurers were downgraded by the rating  agencies,  thereby  reducing the financial  benefits of using reinsurance  under rating agency capital adequacy models,  because the Company must allocate  additional  capital to the related  reinsured  exposure.  However,  the Company  still  receives regulatory  credit for this  reinsurance.  In  connection  with such a  downgrade,  the Company  reassumed  $0,
$4,959,  $6,300,  and $14,300 of ceded premiums for the years ended December 31, 2005 and 2004, and the periods from  December  18,  2003  through  December  31,  2003,  and  January  1,  2003  through  December  17,  2003, respectively, from the reinsurers.

Under certain reinsurance  agreements,  the Company holds collateral in the form of letters of credit and trust agreements.  Such collateral  totaled $62,394 at December 31, 2005, and can be drawn on in the event of default by the reinsurer.

                                        23

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

8. Reinsurance (continued)

The effect of reinsurance on the balances recorded in the consolidated statements of income is as follows:

                                               Successor                    Predecessor
                                ----------------------------------------   ------------
                                                             Period from   Period from
                                                             December 18,   January 1,
                                                                2003          2003
                                  Year ended   Year ended     through      through
                                 December 31, December 31,  December 31,   December 17,
                                     2005        2004          2003          2003
                              ---------------------------------------------------------
Net premiums earned               $25,921       $24,173          $1,236      $20,300
Loss  and   loss   adjustment
expenses                             (416)       (4,759)              -        1,700

9. Loss and Loss Adjustment Expenses

Activity in the reserve for loss and loss adjustment expenses is summarized as follows:

                                               Successor                   Predecessor
                                ----------------------------------------  ------------
                                                             Period from  Period from
                                                             December 18,   January 1,
                                                                2003          2003
                                   Year ended  Year ended      through      through
                                  December 31, December 31,  December 31,  December 17,
                                      2005        2004          2003          2003
                              ---------------------------------------------------------
Balance at beginning of                                                      $47,868
  period                          $39,181       $40,467         $40,224
Less reinsurance recoverable       (3,054)       (8,065)         (8,058)      (8,371)
                              ---------------------------------------------------------
Net balance                        36,127        32,402          32,166       39,497
                              ---------------------------------------------------------
Incurred related to:
  Current period                   23,985        11,756               -       20,843
  Prior periods                    (5,479)       (5,834)            236      (27,600)
                              ---------------------------------------------------------
Total incurred                     18,506         5,922             236       (6,757)
                              ---------------------------------------------------------

Paid related to:
  Current period                   (1,993)            -               -            -
  Prior periods                    (1,099)       (2,197)              -         (574)
                              ---------------------------------------------------------
Total paid                         (3,092)       (2,197)              -         (574)
                              ---------------------------------------------------------

Net balance                        51,541        36,127          32,402       32,166
Plus reinsurance recoverable        3,271         3,054           8,065        8,058
                              ---------------------------------------------------------
Balance at end of period          $54,812       $39,181         $40,467      $40,224
                              =========================================================

                                        24

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

9. Loss and Loss Adjustment Expenses (continued)

During the year ended  December 31, 2005,  the increase in incurred  expense was  primarily  related to issuers impacted by  Hurricane  Katrina.  Case  reserves  and credit  watchlist  reserves at December  31, 2005 include
$8,511 and $13,322,  respectively,  of estimated  losses related to obligations  impacted by Hurricane  Katrina
(see Note 10).

During the year ended  December  31,  2004,  the  increase in incurred  expense  related to several  structured finance transactions of one particular issuer.

During the period from January 1, 2003 through  December 17,  2003,  the overall  decrease in incurred  expense was driven by a reduction in reserves  previously  established on several  structured  finance  transactions of one particular issuer. In addition,  prior to the closing of the Transaction,  rather than watchlist  reserves, the  Company  established  portfolio  reserves  based upon the  aggregate  average net par  outstanding  of the
Company's insured mortgage-backed securities portfolio.

10. Hurricane Katrina

At December 31, 2005,  the Company  insured  public  finance  obligations  with a net par in force  ("NPIF") of approximately  $4,011,871  in  locations  impacted by  Hurricane  Katrina.  Approximately  $2,023,315  of these obligations relate to locations  designated by the U.S. Federal Emergency  Management  Administration  ("FEMA")
as eligible for both public and individual assistance ("FEMA-dual  designated  locations");  the remainder,  or
$1,988,556,  of these obligations relate to locations designated by FEMA as eligible for individual  assistance only. The Company  believes that insured  obligations in FEMA-dual  designated  locations are more likely to be impaired than  obligations  eligible for  individual  assistance  only.  Consequently,  since the occurrence of
Hurricane Katrina,  the Company has focused its portfolio  surveillance efforts related to Hurricane Katrina on evaluating its insured  public  finance  obligations in the FEMA-dual  designated  locations.  These  FEMA-dual designated locations consist primarily of counties and parishes in Alabama, Mississippi and Louisiana.

                                        25

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

10. Hurricane Katrina (continued)

As a result of this  evaluation,  the Company placed insured public finance  obligations  with an NPIF totaling
$979,153 on its credit  watchlist of which  reserves  were  recorded on  obligations  with an NPIF of $585,303.
These obligations relate to locations in the Parish of Orleans
(in which New Orleans is located) and the immediately surrounding parishes. At
December 31, 2005, the Company  recorded case reserves of $8,511,  watchlist  reserves of $13,322 and estimated reinsurance  recoverables  of $1,740  related  to  insured  public  finance  obligations  placed on the  credit watchlist.  The case reserves of $8,511 relate to an investor-owned  utility, for which the Company has insured public  finance  obligations  with an NPIF of  $75,000,  that has  entered  into  bankruptcy  proceedings.  The watchlist  reserves  of $13,322  were based on  management's  assessment  that the  associated  insured  public finance  obligations have experienced  impairment due to diminished  revenue sources.  The NPIF for the insured public finance  obligations for which watchlist reserves of $13,322 have been established totals $510,303.  The
$510,303 (a subset of the $979,153) is supported by the revenue sources below:

                                    Net Par
     Revenue Source                 in Force
-------------------------------- ---------------
General obligation                 $  90,079
Hotel tax                            165,000
Sales tax                            117,141
Municipal utility                    119,657
Public higher education               18,426
                                 ---------------
Total                               $510,303
                                 ===============

Given the  unprecedented  nature of the events and magnitude of damage in the affected areas, the loss reserves were necessarily  based upon estimates and subjective  judgments about the outcome of future events,  including without  limitation  the amount and timing of any future  federal and state aid. The loss  reserves will likely be adjusted as additional  information  becomes  available,  and such adjustments may have a material impact on future results of operations.  However,  the Company believes that the losses ultimately  incurred as result of
Hurricane Katrina will not have a material impact on the Company's consolidated financial position.

                                        26

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

10. Hurricane Katrina (continued)

For the year ended  December  31, 2005,  the Company  paid claims  totaling  $5,910  related to insured  public
finance  obligations  impacted  by  Hurricane  Katrina.   During  2005,  the  Company   subsequently   received
reimbursements of $4,855 for these claims payments.

The Company's  structured  finance  insured  portfolio  was not  significantly  impacted by Hurricane  Katrina,
reflecting  the  geographic   diversification   of  the  credits  comprising  the  insured  structured  finance obligations.

11. Related Party Transactions

Prior to the  Transaction,  the Company had various service  agreements with  subsidiaries of General  Electric
Company and GE  Capital.  These  agreements  provided  for the  payment by the  Company of certain  payroll and office  expenses,  investment  fees  pertaining to the  management of the  Company's  investment  portfolio and telecommunication  service  charges.  In  addition,  as part of the  Transaction,  the Company  entered  into a transitional  services  agreement  under  which GE Capital  continued  to provide  certain  administrative  and support  services,  in exchange  for certain  scheduled  fees  during the 12 months  following  the date of the agreement.  Approximately  $0, $179, $0 and $1,600 in expenses were  incurred  during the years ended  December
31, 2005 and 2004 and for the periods  from  December  18, 2003  through  December 31, 2003 and January 1, 2003 through  December 17, 2003,  respectively,  related to such  agreements  and are reflected in the  accompanying consolidated financial statements.

At the end of the first  quarter of 2004,  the  Company  transferred  investment  management  services  from GE
Capital to Blackrock Financial Management, Inc. and Wellington Management Company, LLP.

In connection  with the  Transaction,  the Company  entered into a capital lease agreement with a subsidiary of
GE Capital.  The lease agreement covers leasehold  improvements  made to the Company's  headquarters as well as furniture and fixtures, computer hardware and software used by the Company (see Note 17).

                                        27

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

11. Related Party Transactions (continued)

In connection  with the  Transaction,  FGIC entered into a $300,000 soft capital  facility,  with GE Capital as lender and  administrative  agent. The soft capital facility,  which replaced the capital support facility that
FGIC  previously had with GE Capital,  had an initial term of eight years.  FGIC paid GE Capital $1,132 and $70 under this  agreement  for the year ended  December  31, 2004 and the period  from  December  18, 2003  through
December 31, 2003,  respectively.  This agreement was terminated by FGIC in July 2004 and was replaced by a new soft capital facility (see Note 15).

The Company also insures  certain  non-municipal  issues with GE Capital  involvement as sponsor of the insured securitization  and/or servicer of the underlying  assets.  For some of these issues,  GE Capital also provides first loss  protection in the event of default.  Gross premiums  written on these issues amounted to $3, $6, $0 and $20 for the year ended  December  31,  2005 and 2004 and for the periods  from  December  18, 2003  through
December 31, 2003 and January 1, 2003 through  December 17, 2003,  respectively.  As of December 31, 2005,  par outstanding on these deals before  reinsurance was $6,142.  Issues  sponsored by affiliates of GE accounted for approximately 1% of gross premiums written in 2003.

During  2005  FGIC,  in  the  normal  course  of  operations,   entered  into  reinsurance   transactions  with
PMI-affiliated  companies.  Ceded premiums were $582 for the year ended December 31, 2005 and accounts  payable due to PMI were $102 at December 31, 2005.

As of December 31, 2005 and 2004, there were no receivables due from GE Capital.

During 2005 and 2004, the Company  allocated  certain  overhead costs to FGIC Corp.  which amounted to $540 and
$317, respectively.

                                        28

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

12. Compensation Plans

All employees of the Company participate in an incentive  compensation plan. In addition,  the Company offers a deferred  compensation plan for eligible  employees.  Expenses incurred by the Company under compensation plans amounted to $21,824,  $15,493,  $3,996,  and $10,087 for the years ended December 31, 2005 and 2004 and for the periods  from  December  18, 2003  through  December  31, 2003 and January 1, 2003  through  December 17, 2003, respectively,  and are reflected in the accompanying  consolidated financial statements.  During 2005 and 2004, compensation increased primarily due to an increase in employee headcount.  For 2003,  compensation for certain employees  was part of an  allocation  of expenses of  affiliates  and was  therefore  recorded as an allocated expense  rather than  compensation  expense.  In 2005 and 2004,  these  expenses were directly  recorded by the
Company. In 2003,  compensation levels were driven in part by  Transaction-related  costs,  including retention bonuses and sign-on bonuses to new hires post-acquisition.

Commencing  effective  January 1, 2004,  the  Company  has offered a defined  contribution  savings  plan under
Section  401(k) of the Internal  Revenue Code.  This plan covers  substantially  all employees who meet minimum age and service  requirements  and allows  participants  to defer a portion of their annual  compensation  on a pre-tax basis (for 2005, up to $14 for employees  under age 50, plus an additional  "catch up"  contribution of up to $4 for  employees 50 and older).  The Company may also make  discretionary  contributions  to the plan on behalf of  employees.  The Company  contributed  $3,429 and $2,532 to the plan on behalf of  employees  for the years ended December 31, 2005 and 2004, respectively.

13. Dividends

Under New York insurance  law, the Company may pay dividends to FGIC Corp.  only from earned  surplus,  subject to the  following  limitations:  (a) statutory  surplus  after any  dividend  may not be less than the  minimum required  paid-in  capital,  which was $72,500 in 2005,  2004 and 2003,  and  (b) dividends  may not exceed the lesser of 10% of the  Company's  surplus or 100% of  adjusted  net  investment  income,  as defined by New York insurance law, for the twelve-month  period ended on the preceding  December 31,  without the prior approval of the New York State Superintendent of Insurance.

                                        29

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

13. Dividends (continued)

During the years ended  December 31, 2005 and 2004 and for the period from  December 18, 2003 through  December
31,  2003,  the  Company  did not declare and pay  dividends.  During the period from  January 1, 2003  through
December 17, 2003,  the Company  declared and paid  dividends to FGIC Corp. of $284,300.  These  dividends were approved by the New York State Superintendent of Insurance.

14. Revolving Credit Facility

During  December 2005, FGIC Corp. and the Company entered into a $250,000  senior  unsecured  revolving  credit facility  that  matures on December  11,  2010.  The  facility  is  provided by a syndicate  of banks and other financial  institutions led by JPMorgan Chase, as  administrative  agent and sole lead arranger.  In connection with the facility,  $150 in  syndication  costs was prepaid and will be amortized  into income over the term of the facility.  The facility  replaced a similar one-year  facility that matured in December 2005. No draws have been made under either facility.

15. Preferred Trust Securities

On July 19, 2004,  the Company  closed a $300,000  facility,  consisting  of Money Market  Committed  Preferred
Custodial  Trust  Securities  ("CPS  Securities").  This facility  replaced a $300,000 "Soft Capital"  facility previously  provided by GE Capital.  Under the new  facility,  each of six separate  newly  organized  Delaware trusts (the  "Trusts"),  issues  $50,000 in perpetual CPS  Securities on a rolling  28-day  auction rate basis.
Proceeds  from these  securities  are  invested  in high  quality,  short-term  securities  and are held in the respective  Trusts.  Each Trust is solely  responsible  for its  obligations  and has been  established for the purpose of entering  into a put  agreement  with the Company,  which  obligates  the Trusts,  at the  Company's discretion,  to purchase  perpetual  Preferred Stock of the Company.  In this way, the program provides capital support to the Company by allowing it to obtain  immediate  access to new capital at its sole discretion at any time through the exercise of the put options.  In connection with the establishment of the Trusts,  the Company incurred  $4,638 of expenses  which is included in other  operating  expenses  for the year ended  December 31,
2004.  The Company  recorded  expenses for the right to put its shares to the Trusts of $1,806 and $905 for the years ended December 31, 2005 and 2004, respectively.

                                        30

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

16. Financial Instruments

 (a) Fair Value of Financial Instruments

     The  following  methods  and  assumptions  were  used by the  Company  in  estimating  the fair  values of financial instruments:

     Fixed Maturity  Securities:  Fair values for fixed maturity  securities are based on quoted market prices, if available.  If a quoted market price is not  available,  fair values are estimated  using quoted market prices for similar  securities.  Fair value  disclosure for fixed  maturity  securities is included in the consolidated balance sheets and in Note 5.

     Short-Term Investments: Short-term investments are carried at cost, which approximates fair value.

     Cash and Cash Equivalents,  Accrued Investment Income, Prepaid Expenses and Other Assets,  Receivable from
     Related Parties,  Ceded Reinsurance  Balances  Payable,  Accounts Payable and Accrued Expenses and Payable
     for Securities Purchased: The carrying amounts of these items approximate their fair values.

     The estimated  fair values of the Company's  financial  instruments  at December 31, 2005 and 2004 were as follows:
                                               2005                    2004
                                     ------------------------------------------------
                                       Carrying      Fair     Carrying      Fair
                                        Amount       Value      Amount      Value
                                     ------------------------------------------------
       Financial assets:
         Cash on hand and in-demand
           accounts                   $ 45,077     $ 45,077    $ 69,292   $ 69,292
         Short-term investments        159,334      159,334     140,473    140,473
         Fixed maturity securities   3,258,738    3,258,738   2,938,856  2,938,856

     Financial  Guaranties:  The carrying  value of the Company's  financial  guaranties is  represented by the unearned premium reserve,  net of deferred  acquisition  costs, loss and loss adjustment  expense reserves and prepaid  reinsurance  premiums.  Estimated fair values of these guaranties are based on an estimate of the balance that is necessary to bring the future  returns for the Company's  embedded book of business to a market  return.  The estimated fair values of such  financial  guaranties  was $1,098,165  compared to a carrying  value of $1,099,045  as of December 31, 2005,  and is $965,992  compared to a carrying  value of
     $936,334 as of December 31, 2004.

                                        31

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

16. Financial Instruments (continued)

     As of December 31, 2005 and 2004, the net present value of future  installment  premiums was approximately
     $393,000 and $192,000, respectively, both discounted at 5%.

     Derivatives:  For fair value  adjustments on derivatives,  the carrying amount  represents fair value. The
     Company  uses  quoted  market  prices  when  available,  but if quoted  market  prices are not  available, management uses internally developed estimates.

(b)  Concentrations of Credit Risk

     The  Company  considers  its role in  providing  insurance  to be credit  enhancement  rather  than credit substitution.  The Company insures only those  securities  that, in its judgment,  are of investment grade quality.  The Company has  established  and maintains  its own  underwriting  standards  that are based on those  aspects of credit that the Company  deems  important  for the  particular  category of  obligations considered for insurance.  Credit criteria include economic and social trends, debt management,  financial management and legal and  administrative  factors,  the adequacy of anticipated cash flows,  including the historical  and expected  performance  of assets  pledged to secure  payment of  securities  under varying economic scenarios, and underlying levels of protection such as insurance or over-collateralization.

     In connection with  underwriting new issues,  the Company sometimes  requires,  as a condition to insuring an issue,  that collateral be pledged or, in some instances,  that a third-party  guaranty be provided for a term of the obligation  issued by a party of acceptable  credit quality  obligated to make payment prior to any payment by the Company.  The types and extent of  collateral  varies,  but may include  residential and commercial mortgages, corporate debt, government debt and consumer receivables.

     As of December 31, 2005,  the Company's  total  outstanding  principal  insured was  $275,327,000,  net of reinsurance  of  $22,711,000.  The  Company's  insured  portfolio  as of  December  31,  2005 was  broadly diversified  by geographic and bond market sector,  with no single  obligor  representing  more than 1% of the Company's insured principal outstanding,  net of reinsurance.  The insured portfolio includes exposure under credit derivatives. The par written for credit derivatives was $15,640,000 at December 31, 2005.

                                        32

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

16. Financial Instruments (continued)

     As of December 31, 2005, the composition of principal  insured by type of issue,  net of reinsurance,  was as follows:

                                                               Net Principal
                                                                Outstanding
                                                             ------------------
          Municipal:
            Tax supported                                      $  134,762,000
            Water and sewer                                        34,859,000
            Healthcare                                              4,216,000
            Transportation                                         24,956,000
            Education                                               9,939,000
            Housing                                                 1,234,000
            Other                                                   5,153,000
          Non-municipal and international                          60,208,000
                                                             ------------------
          Total                                                $  275,327,000
                                                             ==================

     As of December 31, 2005, the composition of principal insured ceded to reinsurers was as follows:

                                                             Ceded Principal
                                                               Outstanding
                                                            -------------------
        Reinsurer:
          Radian Reinsurance Company                           $  7,808,000
          Ace Guaranty Inc.                                       6,367,000
          American Re-Insurance Company                           2,231,000
          RAM Reinsurance Company                                 2,024,000
          Other                                                   4,281,000
                                                            -------------------
        Total                                                  $ 22,711,000
                                                            ===================

     The Company did not have recoverables in excess of 3% of stockholders' equity from any single reinsurer.

     The  Company's   insured  gross  and  net  principal  and  interest   outstanding  was   $472,161,000  and
     $433,587,000, respectively, as of December 31, 2005.

                                        33

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

16. Financial Instruments (continued)

     FGIC is authorized  to do business in  50 states,  the District of Columbia,  the  Commonwealth  of Puerto
     Rico, the U.S. Virgin Islands and in the United  Kingdom.  Principal  insured  outstanding at December 31,
     2005 by state, net of reinsurance, was as follows:

                                               Net Principal
                                                Outstanding
                                             ------------------

California                                     $  32,882,000
New York                                          21,265,000
Pennsylvania                                      15,952,000
Florida                                           15,483,000
Illinois                                          13,049,000
Texas                                             12,223,000
New Jersey                                        10,883,000
Michigan                                           8,311,000
Ohio                                               6,903,000
Washington                                         6,359,000
                                             ------------------
                                                 143,310,000

All other states                                  71,809,000
Mortgage and asset-backed                         54,262,000
International                                      5,946,000
                                             ------------------
Total                                          $ 275,327,000
                                             ==================

                                        34

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

17. Commitments

The Company leases office space and equipment  under  operating  lease  agreements in the United States and the
United  Kingdom.  Rent expense under  operating  leases for the years ended  December 31, 2005 and 2004 and for the period from December 18, 2003 through  December 31, 2003 and January 1, 2003 through  December 17, 2003 was
$3,631, $3,070, $90, and $3,210, respectively. Future payments associated with these leases are as follows:

                                                Operating Lease
                                                   Commitment
                                                     Amount
                                               -------------------
Year:
  2006                                              $  3,141
  2007                                                 3,119
  2008                                                 1,968
  2009                                                   412
  2010                                                   412
  2011 and thereafter                                  1,496
                                               -------------------
Total minimum future rental payments                 $10,548
                                               ===================

In  connection  with the  Transaction,  the  Company  entered  into a capital  lease  with a related  party (an affiliate  of GE  Capital),  covering  leasehold  improvements  and  computer  equipment  to  be  used  at  its headquarters.  At the lease  termination  date of June 30,  2009,  the Company  will own the leased  equipment.
Future payments associated with this lease are as follows:

                                                Operating Lease
                                                   Commitment
                                                     Amount
                                               -------------------
Year ending December 31:
   2006                                               $1,570
   2007                                                1,545
   2008                                                1,391
   2009                                                  265
                                               -------------------
Total                                                  4,771
Less interest                                            509
                                               -------------------
Present value of minimum lease payments               $4,262
                                               ===================

                                        35

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

18. Comprehensive Income

Accumulated  other  comprehensive  (loss) income of the Company  consists of net unrealized gains on investment securities,  foreign  currency  translation  adjustments,  and a cash  flow  hedge.  The  components  of  other comprehensive  income for the years ended  December  31, 2005 and 2004 and for the periods  from  December  18,
2003 through December 31, 2003, and January 1, 2003 through December 17, 2003 are as follows:

                                                         Year ended December 31, 2005
                                                      -----------------------------------
                                                        Before       Tax       Net of
                                                         Tax                     Tax
                                                        Amount                 Amount
                                                      -----------------------------------

Unrealized holding losses arising during the year       $(36,050)   $12,566    $(23,484)
Less reclassification adjustment for gains realized
  in net income                                             (101)        35         (66)
                                                      -----------------------------------
Unrealized losses on investments                         (36,151)    12,601     (23,550)
Foreign currency translation adjustment                   (8,454)     2,922      (5,532)
                                                      -----------------------------------
Total other comprehensive loss                          $(44,605)   $15,523    $(29,082)
                                                      ===================================

                                                         Year ended December 31, 2004
                                                       ----------------------------------
                                                        Before       Tax       Net of
                                                          Tax                    Tax
                                                        Amount                 Amount
                                                       ----------------------------------

Unrealized holding gains arising during the year         $14,928    $(5,225)   $  9,703
Less reclassification adjustment for gains realized
  in net income                                             (559)       196        (363)
                                                       ----------------------------------
Unrealized gains on investments                           14,369     (5,029)      9,340
Foreign currency translation adjustment                    6,286     (2,200)      4,086
                                                       ----------------------------------
Total other comprehensive income                         $20,655    $(7,229)   $ 13,426
                                                       ==================================

                                        36

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

18. Comprehensive Income (continued)

                                                        Period from December 18, 2003
                                                          through December 31, 2003
                                                      -----------------------------------
                                                        Before       Tax       Net of
                                                         Tax                     Tax
                                                        Amount                 Amount
                                                       -----------------------------------

Unrealized holding gains arising during the period       $3,168     $(1,109)    $2,059
Less reclassification adjustment for gains realized
  in net income                                               -           -          -
                                                      -----------------------------------
Unrealized gains on investments                           3,168      (1,109)     2,059
                                                      -----------------------------------
Total other comprehensive income                         $3,168     $(1,109)    $2,059
                                                      ===================================

                                                         Period from January 1, 2003
                                                          through December 17, 2003
                                                      -----------------------------------
                                                        Before       Tax       Net of
                                                         Tax                     Tax
                                                        Amount                 Amount
                                                      -----------------------------------

Unrealized holding gains arising during the period     $ 30,853    $(10,798)   $ 20,055
Less reclassification adjustment for gains realized
  in net income                                         (31,506)     11,027     (20,479)
Unrealized losses on investments                           (653)        229        (424)
Foreign currency translation adjustment                   6,565      (2,298)      4,267
                                                      -----------------------------------
Total other comprehensive income                       $  5,912    $ (2,069)   $  3,843
                                                      ===================================

                                        37

                             Financial Guaranty Insurance Company and Subsidiaries

                            Notes to Consolidated Financial Statements (continued)

                               (Dollars in thousands, except per share amounts)

19. Quarterly Financial Information (Unaudited)

                                            Three months ended              Year ended
                              -----------------------------------------------
                                March 31,   June 30,   September  December   December
                                  2005        2005      30, 2005   31, 2005  31, 2005
                              ----------------------------------------------------------

Gross premiums written          $84,404     $131,335    $96,787    $97,676   $410,202
Net premiums written             82,609      113,305     92,331     92,809    381,054
Net premiums earned              52,633       61,907     54,794     55,235    224,569
Net investment income and net
realized gains                   27,558       28,389     30,117     31,109    117,173
Other income (expense)              426           90        402       (323)       595
Total revenues                   80,617       90,386     85,313     86,021    342,337
Losses and loss adjustment
expenses                         (2,611)      (3,066)    20,693      3,490     18,506
Income before taxes              71,100       81,377     48,783     70,274    271,534
Net income                       53,306       59,992     39,407     53,721    206,426

                                            Three months ended              Year ended
                              -----------------------------------------------
                                March 31,   June 30,   September  December   December
                                  2004        2004      30, 2004   31, 2004  31, 2004
                              ----------------------------------------------------------

Gross premiums written          $56,395     $106,457    $87,869    $72,854   $323,575
Net premiums written             53,649      105,645     87,072     67,512    313,878
Net premiums earned              31,202       53,151     49,760     40,836    174,949
Net investment income and net
realized gains                   24,198       22,611     24,466     26,993     98,268
Other income (expense)              317          240        117         62        736
Total revenues                   55,717       76,002     74,343     67,891    273,953
Losses and loss adjustment
expenses                            664       (1,070)     6,725       (397)     5,922
Income before taxes              48,208       64,839     56,713     55,759    225,519
Net income                       38,304       48,393     41,954     41,435    170,086

                                        38

CONSOLIDATED FINANCIAL STATEMENTS
Financial Guaranty Insurance Company and Subsidiaries
December 31, 2006
with Report of Independent Auditors

                      Financial Guaranty Insurance Company and Subsidiaries

                                Consolidated Financial Statements

                                        December 31, 2006

                     Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder
Financial Guaranty Insurance Company

We have audited the  accompanying  consolidated  balance sheets of Financial  Guaranty  Insurance
Company  and  Subsidiaries  (the  "Company")  as of December  31, 2006 and 2005,  and the related consolidated  statements of income,  stockholder's  equity,  and cash flows for each of the three years in the period ended December 31, 2006.  These financial  statements are the  responsibility of the  Company's  management.  Our  responsibility  is to express an opinion on these  financial statements based on our audits.

We  conducted  our audits in  accordance  with the  standards  of the Public  Company  Accounting
Oversight Board (United  States).  Those standards  require that we plan and perform the audit to obtain  reasonable  assurance  about  whether  the  financial  statements  are  free of  material misstatement.  We were not engaged to perform an audit of the  Company's  internal  control  over financial  reporting.  Our audit  included  consideration  of  internal  control  over  financial reporting as a basis for designing audit  procedures  that are appropriate in the  circumstances, but not for the purpose of expressing an opinion on the  effectiveness of the Company's  internal control  over  financial  reporting.  Accordingly,  we  express  no such  opinion.  An audit also includes  examining,  on a test basis,  evidence  supporting  the amounts and  disclosures in the financial  statements,  assessing the accounting  principles used and significant  estimates made by management,  and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the  financial  statements  referred to above  present  fairly,  in all material respects,  the consolidated  financial position of the Company at December 31, 2006 and 2005, and the  consolidated  results of their  operations  and their cash flows for each of the three years in the period ended  December 31, 2006 in  conformity  with U.S.  generally  accepted  accounting principles.

                                                                       /S/ Ernst & Young LLP

New York, New York
February 2, 2007

                                        1

                      Financial Guaranty Insurance Company and Subsidiaries

                                   Consolidated Balance Sheets

                        (Dollars in thousands, except per share amounts)

                                                                          DECEMBER 31,      DECEMBER 31,
                                                                              2006              2005
                                                                       --------------------------------------
                                                                          (Unaudited)
ASSETS
Fixed maturity securities, available for sale, at fair value
   (amortized cost of  $3,627,344 in 2006 and $3,277,291 in 2005)          $ 3,627,007       $ 3,258,738
Variable interest entity fixed maturity securities, held to maturity
   at amortized cost                                                           750,000                 -
Short-term investments                                                         211,726           159,334
                                                                       --------------------------------------
Total investments                                                            4,588,733         3,418,072

Cash and cash equivalents                                                       29,963            45,077
Accrued investment income                                                       49,843            42,576
Reinsurance recoverable on losses                                                1,485             3,271
Prepaid reinsurance premiums                                                   156,708           110,636
Policy acquisition costs deferred, net                                          93,170            63,330
Receivable from related parties                                                  2,483             9,539
Property and equipment, net of accumulated depreciation of $2,107 in
   2006 and  $885 in 2005                                                        2,617             3,092
Prepaid expenses and other assets                                               17,589            10,354
Foreign deferred tax asset                                                       3,491             3,500
Current income tax receivable                                                        -             2,158
                                                                       --------------------------------------
Total assets                                                               $ 4,946,082       $ 3,711,605
                                                                       ======================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
    Unearned premiums                                                      $ 1,347,592       $ 1,201,163
    Losses and loss adjustment expense reserves                                 40,299            54,812
    Ceded reinsurance balances payable                                           7,524             1,615
    Accounts payable and accrued expenses and other liabilities                 43,405            36,359
    Capital lease obligations                                                    2,941             4,262
    Payable for securities purchased                                            10,770                 -
    Variable interest entity floating rate notes                               750,000                 -
    Accrued interest expense  - variable interest entity                         1,298                 -
    Current income taxes payable                                                17,520                 -
    Deferred income taxes                                                       76,551            45,963
    Dividends payable                                                           10,000                 -
                                                                       --------------------------------------
Total liabilities                                                            2,307,900         1,344,174
                                                                       --------------------------------------

Stockholder's equity:
   Common stock, par value $1,500 per share; 10,000 shares authorized,
     issued and outstanding                                                     15,000            15,000
   Additional paid-in capital                                                1,901,799         1,894,983
   Accumulated other comprehensive income (loss), net of tax                     6,500           (13,597)
   Retained earnings                                                           714,883           471,045
                                                                       --------------------------------------
Total stockholder's equity                                             2,638,182              $2,367,431
                                                                       --------------------------------------
Total liabilities and stockholder's equity                                 $ 4,946,082       $ 3,711,605
                                                                       ======================================

See accompanying notes to consolidated financial statements.

                                        2

                      Financial Guaranty Insurance Company and Subsidiaries

                                Consolidated Statements of Income

                                     (Dollars in thousands)

                                                                        YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                                       DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                           2006            2005           2004
                                                                      -----------------------------------------------
         Revenues:
            Gross direct and assumed premiums written                    $  441,231      $  410,202     $  323,575
            Reassumed ceded premiums                                              -               -          4,959
            Ceded premiums written                                          (74,417)        (29,148)       (14,656)
                                                                       --------------- -------------- ---------------
            Net premiums written                                            366,814         381,054        313,878
            Change in net unearned premiums                                (100,357)       (156,485)      (138,929)
                                                                       --------------- -------------- ---------------
         Net premiums earned                                                266,457         224,569        174,949

         Net investment income                                              138,475         117,072         97,709
         Interest income - investments held by variable interest
            entity                                                           35,893               -              -
         Net realized gains                                                     274             101            559
         Net realized and unrealized gains (losses) on credit
            derivative contracts                                                507            (167)             -
         Other income                                                         1,815             762            736
                                                                        --------------- -------------- ---------------
         Total revenues                                                     443,421         342,337        273,953

         Expenses:
            Loss and loss adjustment expenses                                (8,700)         18,506          5,922
            Underwriting and other operating expenses                        91,614          82,064         73,426
            Policy acquisition costs deferred, net                          (39,728)        (38,069)       (32,952)
            Amortization of policy acquisition costs deferred                11,486           8,302          2,038
            Interest expense - debt held by variable interest entity         35,893               -              -
                                                                       --------------- -------------- ---------------
         Total expenses                                                      90,565          70,803         48,434
                                                                       --------------- -------------- ---------------

         Income before income tax expense                                   352,856         271,534        225,519

         Income tax expense:
            Current                                                          67,895          32,370         42,510
            Deferred                                                         21,123          32,738         12,923
                                                                       --------------- -------------- ---------------
         Total income tax expense                                            89,018          65,108         55,433
                                                                       --------------- -------------- ---------------
         Net income                                                      $  263,838      $  206,426    $   170,086
                                                                       =============== ============== ===============

See accompanying notes to consolidated financial statements.

                                        3

                      Financial Guaranty Insurance Company and Subsidiaries

                         Consolidated Statements of Stockholder's Equity

                                     (Dollars in thousands)

                                                                                                            ACCUMULATED OTHER
                                                                                            ADDITIONAL        COMPREHENSIVE
                                                                              COMMON         PAID-IN         (LOSS) INCOME,         RETAINED
                                                                              STOCK          CAPITAL           NET OF TAX           EARNINGS          TOTAL
                                                                          ----------------------------------------------------------------------------------------
Balance at January 1, 2004                                                       15,000        1,857,772            2,059               94,533         1,969,364
Net income                                                                            -              -                  -              170,086           170,086
Other comprehensive income:
   Change in fixed maturity securities available for sale, net of tax                 -              -              9,340                   -              9,340
   Change in foreign currency translation adjustment, net of tax                      -              -              4,086                   -              4,086
                                                                                                                                                 -----------------
                                                                                                                                                 -----------------
Total comprehensive income                                                                                                                               183,512
Capital contribution                                                                  -           25,000                -                   -             25,000
                                                                          ----------------------------------------------------------------------------------------
Balance at December 31, 2004                                                     15,000        1,882,772           15,485              264,619         2,177,876
Net income                                                                            -              -                  -              206,426           206,426
Other comprehensive income:
   Change in fixed maturity securities available for sale, net of tax                 -              -            (23,550)                  -            (23,550)
   Change in foreign currency translation adjustment, net of tax                      -              -             (5,532)                  -             (5,532)
                                                                                                                                                 -----------------
                                                                                                                                                 -----------------
Total comprehensive income                                                                                                                               177,344
Capital contribution                                                                  -           12,211                -                   -             12,211
                                                                          ----------------------------------------------------------------------------------------
Balance at December 31, 2005                                                     15,000        1,894,983          (13,597)             471,045         2,367,431
Net Income                                                                            -              -                  -              263,838           263,838
Other comprehensive income:
     Change in fixed maturity securities available for sale, net of tax               -              -             11,901                   -             11,901
   Change in foreign currency translation adjustment, net of tax                      -              -              8,196                   -              8,196
                                                                                                                                                 -----------------
Total comprehensive income                                                            -              -                -                     -            283,935
Dividends declared to FGIC Corp.                                                      -              -                -                (20,000)          (20,000)
Amortization of stock options and restricted stock                                    -            6,816              -                     -              6,816
                                                                          ----------------------------------------------------------------------------------------
Balance at December 31, 2006                                                   $ 15,000       $1,901,799        $   6,500          $   714,883      $  2,638,182
                                                                          ========================================================================================

See accompanying notes to consolidated financial statements.

                                        4

                      Financial Guaranty Insurance Company and Subsidiaries

                              Consolidated Statements of Cash Flows

                                     (Dollars in thousands)

                                                               YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                                                  2006          2005           2004
                                                             --------------------------------------------
OPERATING ACTIVITIES
Net income                                                     $  263,838     $  206,426    $  170,086
Adjustments to reconcile net income to net cash provided
  by operating activities:
     Amortization of policy acquisition costs deferred             11,486          8,574         2,038
     Policy acquisition costs deferred                            (39,728)       (38,069)      (32,952)
     Depreciation of property and equipment                         1,222            721           164
     Amortization of fixed maturity securities                     33,774         31,504        37,013
     Amortization of short-term investments                           131            481            29
     Net realized gains on investments                               (274)          (101)         (559)
     Stock compensation expense                                     6,816              -             -
     Change in accrued investment income, prepaid
      expenses, foreign deferred tax asset, and other
      assets, net                                                 (14,725)        (8,504)       (5,545)
     Change in realized and unrealized gains on credit
      derivative contracts                                          1,336            167             -
     Change in current income taxes receivable                          -              -           126
     Change in reinsurance recoverable on losses                    1,786           (217)        5,011
     Change in prepaid reinsurance premiums                       (46,072)        (1,344)       14,476
     Change in other reinsurance receivables                            -              -         5,295
     Change in receivable from related parties                      7,056         (8,737)        8,957
     Change in unearned premiums                                  147,589        157,829       124,452
     Change in loss and loss adjustment expenses                  (14,513)        15,631        (1,286)
     Change in ceded reinsurance balances payable and
      accounts payable and accrued expenses and other
      liabilities                                                  10,529          8,923         7,348
     Change in current income taxes payable                        19,678         (6,559)        4,401
     Change in accrued interest expense - variable
     interest entity                                                1,298              -             -
     Change in deferred federal income taxes                       20,878         19,252        12,923
                                                             --------------------------------------------
Net cash provided by operating activities                         412,105        385,977       351,977
                                                             --------------------------------------------

INVESTING ACTIVITIES
Sales and maturities of fixed maturity securities                 198,186        122,638       284,227
Purchases of fixed maturity securities                           (576,386)      (520,089)     (546,028)
Purchases, sales and maturities of short-term
  investments, net                                                (52,126)       (19,342)     (126,125)
Receivable for securities sold                                          -            (20)          170
Payable for securities purchased                                   10,770         (5,715)        5,715
Purchase of fixed assets                                             (477)        (1,405)       (2,572)
Purchase of investments held by variable interest entity         (750,000)             -             -
                                                             --------------------------------------------
Net cash used in investing activities                          (1,170,033)      (423,933)     (384,613)
                                                             --------------------------------------------

FINANCING ACTIVITIES
Proceeds from issuance of debt held by variable interest
entity                                                            750,000              -             -
Capital contribution                                                    -         12,211        25,000
Dividends paid                                                    (10,000)             -             -
                                                             --------------------------------------------
Net cash provided by  financing activities                        740,000         12,211        25,000
                                                             --------------------------------------------
Effect of exchange rate changes on cash                             2,814          1,530        (1,717)
                                                             --------------------------------------------
Net decrease in cash and cash equivalents                         (15,114)       (24,215)       (9,353)

Cash and cash equivalents at beginning of period                   45,077         69,292        78,645
                                                             --------------------------------------------
Cash and cash equivalents at end of period                     $   29,963     $   45,077    $   69,292
                                                             ============================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid                                              $   47,507     $   49,613    $   40,890
Interest paid - debt held by variable interest entity          $   34,595              -             -

See accompanying notes to consolidated financial statements.

                                        5

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

1. BUSINESS AND ORGANIZATION

Financial  Guaranty  Insurance  Company (the "Company" or "FGIC") is a wholly owned subsidiary of
FGIC Corporation  ("FGIC Corp.").  The Company provides  financial  guaranty  insurance and other forms  of  credit  enhancement  for  public  finance  and  structured  finance  obligations.  The
Company's  financial  strength  is rated  "Aaa" by  Moody's  Investors  Service,  Inc.,  "AAA" by
Standard & Poor's Rating Services,  a division of The McGraw-Hill  Companies,  Inc., and "AAA" by
Fitch  Ratings,  Inc.  The Company is licensed to write  financial  guaranty  insurance in all 50 states,  the District of Columbia,  the  Commonwealth  of Puerto Rico, the U.S.  Virgin  Islands,
and,  through a branch,  the United  Kingdom.  In addition,  a United  Kingdom  subsidiary of the
Company  is  authorized  to write  financial  guaranty  business  in the United  Kingdom  and has passport rights to write business in other European Union member countries.

On December 18, 2003, an investor  group  consisting  primarily of The PMI Group,  Inc.  ("PMI"), affiliates of the Blackstone  Group L.P.  ("Blackstone"),  affiliates of the Cypress Group L.L.C.
("Cypress") and affiliates of CIVC Partners L.P.  ("CIVC")  (collectively,  the "Investor Group")
completed  the  acquisition  of  FGIC  Corp.  from  a  subsidiary  of  General  Electric  Capital
Corporation   ("GE  Capital")  in  a  transaction   valued  at   approximately   $2,200,000  (the
"Transaction").  An affiliate of GE Capital owns 2,346 shares,  or 100%,  of FGIC Corp.'s  Senior
Participating  Mandatorily  Convertible  Modified  Preferred Stock ("Senior  Preferred  Shares"),
with an aggregate  liquidation  preference of $287,255 as of December 31, 2006, and approximately
5% of FGIC Corp.'s outstanding common stock.

PMI is the largest  stockholder of FGIC Corp.,  owning  approximately  42% of its common stock at
December 31, 2006 and 2005.   Blackstone,  Cypress and CIVC owned  approximately  23%, 23% and 7%
of FGIC Corp.'s common stock, respectively, at December 31, 2006 and 2005.

2. BASIS OF PRESENTATION

The  consolidated  financial  statements  include  the  accounts  of the  Company  and all  other
entities  in  which  the  Company  has  a  controlling   financial   interest.   All  significant
intercompany balances have been eliminated.

The preparation of  consolidated  financial  statements in conformity with accounting  principles generally  accepted in the United  States  ("GAAP")  requires  management  to make  estimates and assumptions  that affect the amounts reported in the  consolidated  financial  statements and the accompanying notes. Actual results could differ from those estimates.

The accompanying  financial  statements have been prepared on the basis of GAAP, which differs in certain  respects  from the  accounting  practices  prescribed or permitted by the New York State
Insurance  Department  (see Note 4).  Certain  2005 and 2004 amounts  have been  reclassified  to conform to the 2006 presentation.

                                        6

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company's significant accounting policies are as follows:

A. INVESTMENTS

All the  Company's  fixed  maturity  securities  are  classified  as  available  for sale and are recorded  on the  trade  date at fair  value.  Unrealized  gains and  losses  are  recorded  as a separate  component of accumulated other  comprehensive  (loss) income,  net of applicable income taxes,  in the  consolidated  statements of  stockholders'  equity.  Short-term  investments  are carried at fair value, which approximates cost.

Bond  discounts  and  premiums  are  amortized  over  the  remaining   terms  of  the  respective
securities.  Realized  gains or losses on the sale of  investments  are  determined  based on the specific identification method.

Securities  that have been  determined  to be other  than  temporarily  impaired  are  reduced to realizable value, establishing a new cost basis, with a charge to realized loss at such date.

B. CASH AND CASH EQUIVALENTS

The Company  considers all bank deposits,  highly liquid  securities and  certificates of deposit with  maturities  of three months or less at the date of purchase to be cash  equivalents.  These cash equivalents are carried at cost, which approximates fair value.

C. PREMIUM REVENUE RECOGNITION

Direct and assumed  premiums are received either  up-front or over time on an installment  basis.
The premium  collection method is determined at the time the policy is issued.  Up-front premiums are paid in full at the  inception  of the  policy  and are  earned  over the  period  of risk in proportion  to  the  total  amount  of  principal  and  interest  amortized  in the  period  as a proportion  of  the  original  principal  and  interest  outstanding.  Installment  premiums  are collected  periodically  and are  reflected  in income  pro rata over the  period  covered by the premium payment, including premiums received on credit default swaps (see Note 6).

Gross direct and assumed  premiums  written for the years ended December 31, 2006, 2005, and 2004 include $15,989, $965, and $0, respectively, of assumed premiums written.

                                        7

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Unearned  premiums  represent the portion of premiums  received  applicable to future  periods on insurance  policies  in force.  When an  obligation  insured by the  Company is  refunded  by the issuer prior to the end of the expected policy coverage  period,  any remaining  unearned premium is  recognized at that time. A refunding  occurs when an insured  obligation is called or legally defeased prior to stated  maturity.  Premiums  earned on refundings  were $41,836,  $54,795,  and
$42,695 for the years ended December 31, 2006, 2005, and 2004, respectively.

Ceded  premiums are recognized in a manner  consistent  with the premium earned on the underlying policies.

D. POLICY ACQUISITION COSTS

Policy  acquisition  costs  include  only those  expenses  that relate  directly to and vary with premium  production.  Such  costs  include  compensation  of  employees  involved  in  marketing,
underwriting  and  policy  issuance   functions,   rating  agency  fees,  premium  taxes,  ceding
commissions  paid  on  assumed  policies  and  certain  other  expenses.  In  determining  policy acquisition  costs,  the Company  must  estimate and  allocate  the  percentage  of its costs and expenses that are attributable to premium  production,  rather than to other  activities.  Policy acquisition  costs,  net of  ceding  commission  income  on  premiums  ceded to  reinsurers,  are deferred and  amortized  over the period in which the related  premiums  are earned.  Anticipated loss and loss adjustment  expenses,  future  maintenance  costs on the in-force  business and net investment income are considered in determining the recoverability of acquisition costs.

E. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES

Provision for loss and loss  adjustment  expenses  falls into two  categories:  case reserves and watchlist  reserves.  Case reserves are established for the value of estimated losses on specific insured  obligations  that are presently or likely to be in payment  default and for which future loss is probable and can be reasonably  estimated.  These  reserves  represent an estimate of the present  value of the  anticipated  shortfall  between (1) payments on insured  obligations  plus anticipated  loss  adjustment  expenses and (2)  anticipated  cash flow from,  and proceeds to be received  on,  sales  of any  collateral  supporting  the  obligation  and/or  other  anticipated recoveries.  The discount rate used in calculating  the net present value of estimated  losses is based upon the risk-free rate for the duration of the anticipated shortfall.

                                        8

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company  establishes  watchlist  reserves to recognize the  potential for claims  against the
Company  on  insured  obligations  that are not  presently  in  payment  default,  but which have migrated to an impaired level where there is a  substantially  increased  probability of default.
These  reserves  reflect an  estimate  of  probable  loss given  evidence  of  impairment,  and a reasonable  estimate of the amount of loss given default.  The methodology for  establishing  and calculating the watchlist  reserve relies on a  categorization  and assessment of the probability of default,  and loss severity in the event of default,  of the specific impaired  obligations on the watchlist based on historical trends and other factors.  The watchlist  reserves are adjusted as  necessary  to  reflect  changes in the loss  expectation  inherent  in the group of  impaired credits.

The reserves for loss and loss  adjustment  expenses are reviewed  regularly and updated based on claim payments and the results of surveillance.  The Company  conducts ongoing insured  portfolio surveillance  to identify  all impaired  obligations  and thereby  provide a materially  complete recognition of potential losses for each accounting  period.  The reserves are necessarily  based upon estimates and subjective  judgments  about the outcome of future events,  and actual results will  likely  differ  from these  estimates.  Adjustments  of  estimates  made in prior years may result  in  additional  loss  and  loss  adjustment  expenses  or a  reduction  of loss  and loss adjustment expenses in the period an adjustment is made.

Reinsurance  recoverable on losses is calculated in a manner  consistent  with the calculation of loss and loss adjustment expenses.

F. INCOME TAXES

Deferred tax assets and  liabilities  are  recognized to reflect the tax impact  attributable  to differences  between the financial  statement carrying amounts of existing assets and liabilities and their respective tax bases.

Deferred tax assets and  liabilities  are measured using statutory tax rates expected to apply to taxable  income in the years in which  temporary  differences  are  expected to be  recovered  or settled.  The  effect  of a change  in tax  rates on  deferred  tax  assets  and  liabilities  is recognized in income in the period in which a change occurs.

G. PROPERTY AND EQUIPMENT

Property and equipment  consists of office furniture,  fixtures,  computer equipment and software and  leasehold  improvements  that are  reported at cost less  accumulated  depreciation.  Office furniture  and fixtures  are  depreciated  on a  straight-line  basis over five years.  Leasehold improvements  are  amortized  over their  estimated  service lives or over the life of the lease, whichever  is  shorter.  Computer  equipment  and  software  are  depreciated  over three  years.
Maintenance and repairs are charged to expense as incurred.

                                        9

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. FOREIGN CURRENCY TRANSLATION

The Company has an established  foreign branch and three  subsidiaries  in the United Kingdom and insured  exposure from a former branch in France.  The Company has determined that the functional currencies  of  these  operations  are  their  local  currencies.  Accordingly,  the  assets  and liabilities  of these  operations are  translated  into U.S.  dollars at the rates of exchange at
December  31,  2006 and 2005,  and  revenues  and  expenses  are  translated  at average  monthly exchange rates.  The cumulative  translation gain (loss) at December 31, 2006 and 2005 was $6,750 and  $(1,446),  respectively,  net of tax (expense)  benefit of ($3,580) and $723,  respectively, and is  reported  as a  separate  component  of  accumulated  other  comprehensive  income in the consolidated statements of stockholders' equity.

I. STOCK COMPENSATION PLAN

FGIC Corp.  has an incentive  stock plan that provides for  stock-based  compensation,  including stock  options,  restricted  stock awards and restricted  stock units.  Stock options are granted for a fixed number of shares with an exercise  price equal to or greater than the estimated  fair value of the  common  stock at the date of the  grant.  Restricted  stock  awards  and  units are valued at the  estimated  fair value of the common  stock on the grant date.  Prior to January 1,
2006,  the Company  accounted for grants under this plan under the  recognition  and  measurement provisions of Accounting  Principles  Board ("APB")  Opinion No. 25,  Accounting for Stock Issued
to  Employees,  and related  interpretations,  as permitted by Statement of Financial  Accounting
Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation.

                                        10

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Effective  January 1, 2006,  the Company  adopted the fair value  recognition  provisions of SFAS
No. 123(R),  Share-Based  Payment ("SFAS No. 123 (R)), using the  modified-prospective-transition method.  Under that method,  compensation  cost includes all share-based  payments  granted prior to, but not yet vested as of,  January 1, 2006,  based on the grant date fair value  estimated in accordance  with SFAS No.  123(R).  The Company has estimated the fair value of all stock options at the date of grant  using the  Black-Scholes-Merton  option  pricing  model.  Results for prior periods have not been restated.

J. VARIABLE INTEREST ENTITIES

Financial  Interpretation  No.46-R,  Consolidation  of Variable  Interest  Entities ("FIN 46-R"),
provides  accounting and disclosure  rules for  determining  whether  certain  entities should be consolidated  in the Company's  consolidated  financial  statements.  An entity is subject to FIN
46-R,  and  is  called  a  Variable  Interest  Entity  ("VIE"),  if it has  (i)  equity  that  is insufficient  to permit the entity to finance  its  activities  without  additional  subordinated financial  support or (ii) equity  investors  that cannot make  significant  decisions  about the entity's  operations  or that do not absorb  the  majority  of  expected  losses or  receive  the majority of expected residual returns of the entity.

                                        11

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Under FIN 46-R, a VIE is consolidated by its primary  beneficiary,  which is the party that has a majority of the  expected  losses or a majority of the expected  residual  returns of the VIE, or both.  FIN 46-R  requires  disclosures  for companies  that have either a primary or  significant variable  interest  in  a  VIE.  All  other  entities  not  considered  VIEs  are  evaluated  for consolidation under SFAS No. 94, Consolidation of all Majority-Owned Subsidiaries.

As  part  of  its  structured   finance  business,   the  Company  insures  debt  obligations  or
certificates  issued by  special  purpose  entities.  The  Company  has  evaluated  the  relevant transactions  and does not believe any such  transactions  require  consolidation  or  disclosure under FIN 46-R other than as disclosed in Note 10.

K. DERIVATIVE INSTRUMENTS

Under SFAS No. 133, Accounting for Derivative  Instruments and Hedging Activities,  as amended by
SFAS No. 149, Amendment of Statement 133 on Derivative  Instruments and Hedging  Activities,  all
derivative  instruments  are  recognized on the  consolidated  balance sheet at their fair value, and changes in fair value are recognized  immediately in earnings unless the derivatives  qualify as hedges.

The Company  provides  credit default swaps  ("CDSs") to certain  buyers of credit  protection by entering into contracts that reference  collateralized  debt  obligations from cash and synthetic structures  backed by pools of  corporate,  consumer or  structured  finance debt. It also offers credit protection on public finance and structured  finance  obligations in CDS form. The Company considers CDS agreements to be a normal extension of its financial guaranty  insurance  business, although they are considered  derivatives for accounting purposes.  These agreements are recorded at fair value.  The Company  believes  that the most  meaningful  presentation  of the  financial statement impact of these  derivatives is to reflect  premiums as installments are received,  and to record losses and loss adjustment expenses and changes in fair value as incurred.

                                        12

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

L. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial  Accounting  Standards Board (the "FASB") issued FASB  Interpretation
No. 48,  Accounting  for  Uncertainty in Income Taxes ("FIN 48"), an  interpretation  of SFAS No.
109,  Accounting  for Income Taxes.  FIN 48 clarifies the  accounting  for  uncertainty in income taxes  recognized  in an  entity's  financial  statements  in  accordance  with SFAS No.  109 and prescribes  metrics for the financial  statement  recognition  and  measurement of a tax position taken or expected to be taken in a tax return.  FIN 48 also  provides  guidance on other  matters related to accounting  for income taxes.  FIN 48 is applicable for fiscal years  beginning  after
December 15, 2006,  with  earlier  application  encouraged  if  financial  statements,  including interim financial  statements,  have not been issued for the period of adoption.  The Company has not elected early  application,  and the interpretation is not expected to have a material impact on the Company's operating results or financial condition.

In  February  2006,  the FASB  issued  SFAS No. 155,  Accounting  for  Certain  Hybrid  Financial
Instruments.  SFAS No. 155 amends SFAS No. 133, and SFAS No. 140,  Accounting  for  Transfers and
Servicing of Financial Assets and  Extinguishment of Liabilities,  and addresses issues raised in
SFAS No. 133 Implementation  Issue No. D1,  Application of Statement 133 to Beneficial  Interests
in Securitized  Financial  Assets.  The primary  objectives of SFAS No. 155 are: (i) with respect to SFAS No. 133, to address the  accounting for  beneficial  interests in  securitized  financial assets and (ii) with respect to SFAS No. 140,  eliminate a restriction on the passive  derivative instruments  that a qualifying  special  purpose  entity may hold.  SFAS No. 155 is effective for those  financial  instruments  acquired or issued after  January 1, 2007.  The Company will adopt
SFAS No. 155 on January 1,  2007 and is currently  evaluating the implications of SFAS No. 155 on its  financial  statements.  The  adoption  of SFAS No.  155 is not  expected  to have a material impact on the Company's operating results or financial condition.

In September 2006, the FASB issued SFAS No. 157, Fair Value  Measurements.   SFAS No. 157 defines
fair value,  establishes a framework for measuring  fair value in generally  accepted  accounting principles,  and requires  additional  disclosures  about fair value  measurements.  SFAS No. 157 does not  require any new fair value  measurements,  but its  application  could  change  current practices in determining fair value.  SFAS No. 157 is effective for financial  statements  issued for fiscal years  beginning  after  November 15, 2007.  The Company is currently  evaluating  the implications of SFAS No. 157 and its potential impact on the Company's financial statements.

                                        13

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

M. REVIEW OF FINANCIAL GUARANTY INDUSTRY ACCOUNTING PRACTICES

The FASB is  drafting  a  pronouncement  to  address  loss  reserving,  premium  recognition  and deferred  acquisition  costs  in  the  financial  guaranty  industry.  Currently,  the  financial guaranty  industry  accounts  for  financial  guaranty  insurance  contracts  under  SFAS No. 60,
Accounting  and Reporting by Insurance  Enterprises,  which was developed  prior to the emergence of the  financial  guaranty  industry.  As SFAS No. 60 does not  specifically  address  financial guaranty  contracts,  there  has  been  diversity  in the  manner  in which  different  financial guarantors  account for these  contracts.  The purpose of the  pronouncement  would be to provide authoritative  guidance on  accounting  for  financial  guaranty  contracts  issued by  insurance companies  that are not accounted for as derivative  contracts  under SFAS No. 133. When the FASB issues a final pronouncement,  the Company,  along with other companies in the financial guaranty industry,  may be required to change certain  aspects of accounting  for loss  reserves,  premium income and  deferred  acquisition  costs.  It is not  possible  to predict  the impact the FASB's pronouncement may have on the Company's accounting practices.

4. STATUTORY ACCOUNTING PRACTICES

Statutory-basis  surplus  of the  Company  at  December  31,  2006 and 2005  was  $1,130,779  and
$1,162,904,  respectively.  Statutory-basis  net income for the years ended  December  31,  2006,
2005 and 2004  was  $220,519,  $192,009  and  $144,100,  respectively.  The  Company's  statutory contingency reserves were $1,274,274 and $1,035,397 as of December 31, 2006 and 2005.

                                        14

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

5. INVESTMENTS

The amortized  cost and fair values of investments  classified as fixed  maturity  securities are as follows:

                                                            GROSS           GROSS
                                          AMORTIZED      UNREALIZED      UNREALIZED
                                            COST            GAINS          LOSSES        FAIR VALUE
                                       ---------------------------------------------------------------
AT DECEMBER 31, 2006
AVAILABLE FOR SALE:
Obligations of states and political
   subdivisions                          $ 3,117,989      $  27,105       $   20,879     $ 3,124,215
Asset- and mortgage-backed securities        275,647            814            3,574         272,887
U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies                  90,978            528            1,655          89,851
Corporate bonds                               87,805             85            1,776          86,114
Debt securities issued by foreign
   governments                                41,426             15              245          41,196
Preferred stock                               13,499              -              755          12,744
                                       ---------------------------------------------------------------
Total fixed maturity securities            3,627,344         28,547           28,884       3,627,007
Short-term investments                       211,749              -               23         211,726
HELD TO MATURITY:
Variable interest entity fixed
   maturity securities                       750,000              -                -   750,000
                                       ---------------------------------------------------------------
Total investments                        $ 4,589,093      $  28,547       $   28,907     $ 4,588,733
                                       ===============================================================

                                                            GROSS           GROSS
                                          AMORTIZED      UNREALIZED      UNREALIZED
                                            COST            GAINS          LOSSES        FAIR VALUE
                                        ---------------------------------------------------------------
AT DECEMBER 31, 2005
 Obligations of states and political
   subdivisions                          $ 2,777,807      $  12,718       $  26,410      $ 2,764,115
 Asset- and mortgage-backed securities       209,148            135           3,490          205,793
 U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies                 148,785          1,387           2,036          148,136
 Corporate bonds                              91,422            501           1,486           90,437
 Debt securities issued by foreign
   governments                                30,930            345               5           31,270
 Preferred stock                              19,199            427             639           18,987
                                       ---------------------------------------------------------------
 Total fixed maturity securities           3,277,291         15,513          34,066        3,258,738
 Short-term investments                      159,334              -               -          159,334
                                       ---------------------------------------------------------------
 Total investments                       $ 3,436,625      $  15,513       $  34,066      $ 3,418,072
                                       ===============================================================

                                        15

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

 5. INVESTMENTS (CONTINUED)

The  following  table  shows  gross  unrealized  losses  and the fair  value  of  fixed  maturity securities,  aggregated by investment category and the length of time that individual  securities have been in a continuous unrealized loss position, at December 31, 2006:

                                         LESS THAN 12 MONTHS               12 MONTHS OR MORE                       TOTAL
                                  ------------------------------------------------------------------------------------------------------
                                     FAIR    UNREALIZED  NO. OF        FAIR     UNREALIZED NO. OF        FAIR     UNREALIZED NO. OF
                                    VALUE      LOSSES    SECURITIES    VALUE      LOSSES   SECURITIES   VALUE       LOSSES   SECURITIES
                                  ------------------------------------------------------------------------------------------------------
Obligations of states and         $ 582,407    $  1,971     173      $1,173,894   $18,908     263     $1,756,301    $ 20,879    436
   political subdivisions
Asset- and mortgage-backed
   securities                        54,862         365      13        149,103      3,209     40         203,965       3,574     53
U.S. Treasury securities and
   obligations of U.S.
   government corporations and
   agencies                          11,988          78      5          53,238      1,578     10          65,226       1,656     15
Other                                54,123         542      73         62,892      1,478     50         117,015       2,020    123
Preferred stock                           -           -      -          12,742        756      1          12,742         756     1
                                  ------------------------------------------------------------------------------------------------------
Total temporarily impaired        $ 703,380    $  2,956     264      $1,451,869   $25,929     364     $2,155,249   $  28,885    628
   securities
                                  ======================================================================================================

The unrealized  losses in the Company's  investments were caused by interest rate increases.  The
Company  has  evaluated  the  credit  ratings  of these  securities  and noted no  deterioration.
Because the decline in market value is  attributable  to changes in interest rates and not credit quality,  and because the  Company has the ability and intent to hold these  investments  until a recovery  of fair  value  above  amortized  cost,  which may be  maturity,  the  Company  did not consider these investments to be other than temporarily impaired at December 31, 2006.

Investments  in fixed  maturity  securities  carried  at fair  value of $4,456  and  $4,625 as of
December 31, 2006 and 2005,  respectively,  were on deposit with various regulatory  authorities, as required by law.

The amortized  cost and fair values of investments  in fixed  maturity  securities  available for sale at December 31, 2006 are shown below by  contractual  maturity date.  Actual  maturities may differ  from  contractual  maturities  because  borrowers  may have the  right to call or  prepay obligations with or without penalties.

                                                                AMORTIZED             FAIR
                                                                  COST                VALUE
                                                           ----------------------------------------

Due within one year                                           $       72,446      $       72,036
Due after one year through five years                                746,986             734,423
Due after five years through ten years                             1,496,067           1,490,829
Due after ten years                                                1,311,845           1,329,719
                                                           ----------------------------------------
Total                                                         $    3,627,344      $    3,627,007
                                                           ========================================

                                        16

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

5. INVESTMENTS (CONTINUED)

For the years ended  December  31, 2006,  2005 and 2004,  proceeds  from sales of fixed  maturity securities,  available for sale, were $20,781, $31,380 and $178,030,  respectively. For the years ended December 31, 2006, 2005 and 2004,  gross gains of $382, $185 and $1,859  respectively,  and gross losses of $108, $84 and $1,300, respectively, were realized on such sales.

Net investment income of the Company was derived from the following sources:

                                                                               YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------------
                                                                    2006                2005                 2004
                                                             -------------------------------------------------------------
Income from fixed maturity securities                            $   130,498         $    112,616         $  97,720
Income from short-term investments                                    10,556                6,801             1,450
                                                             -------------------------------------------------------------
Total investment income                                              141,054              119,417            99,170
Investment expenses                                                   (2,579)              (2,345)           (1,461)
                                                             -------------------------------------------------------------
Net investment income                                                138,475              117,072            97,709
Interest income - investments held by variable interest
   entity                                                             35,893     -                                -
                                                             -------------------------------------------------------------
                                                                    $   174,368           117,072            97,709
                                                             =============================================================

As of  December  31,  2006,  the Company  did not have more than 3% of its  investment  portfolio concentrated in a single issuer or industry;  however,  the Company had the following  investment concentrations by state:

                                           FAIR VALUE
                                       -------------------

New York                                 $      325,042
Texas                                           281,781
Florida                                         223,742
New Jersey                                      191,543
Illinois                                        186,600
California                                      180,295
Massachusetts                                   155,202
Michigan                                        128,268
                                       -------------------
                                              1,672,473

All other states                              1,389,883
All other investments                           776,377
                                       -------------------
Total investments                        $    3,838,733
                                       ===================

                                        17

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

6. DERIVATIVE INSTRUMENTS

The Company  provides CDSs to certain  buyers of credit  protection  by entering  into  contracts that reference  collateralized  debt  obligations  from cash and synthetic  structures  backed by pools of  corporate,  consumer or structured  finance  debt. It also offers credit  protection on public  finance  and  structured  finance  obligations  in CDS form.  The Company  considers  CDS agreements to be a normal extension of its financial guaranty insurance  business,  although they are  considered  derivatives  for  accounting  purposes.  These  agreements  are recorded at fair value.  The Company  believes that the most meaningful  presentation  of the financial  statement impact of these  derivatives  is to reflect  revenues as a component of  premiums,  and to record claims  payments,  expected  claims as loss and loss  adjustment  expenses,  and  changes in fair value as "Net  realized and  unrealized  gains  (losses) on credit  derivative  contracts" on the
Consolidated  Statements  of  Income.  The  Company  recorded  revenue  under CDS  agreements  of
$17,095,  $3,036 and $0 for the years ended December 31, 2006,  2005 and 2004,  respectively.  As of December 31, 2006, the Company has recorded no losses and loss  adjustments  expenses  related to CDS agreements.

The gains and losses  recognized by recording CDS  agreements at fair value are  determined  each quarter  based  on  quoted  market  prices,  if  available.  If  quoted  market  prices  are  not available,  the  determination  of fair value is based on an internally  developed  model.  As of
December 31, 2006 and 2005, all fair value prices were determined  using an internally  developed model.  The following  table  summarizes  the realized and  unrealized  gains  (losses) on credit derivative agreements.

                                                                      YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------
                                                                        2006             2005
                                                                 ----------------- ----------------

    Change in unrealized gains                                      $    2,887         $     545
    Change in unrealized losses                                        (4,223)             (712)
    Realized gains                                                       1,843                 -
    Realized losses                                                          -                 -
                                                                 ----------------- ----------------
Net  realized   and   unrealized   gains   (losses)  on  credit     $      507         $   (167)
    derivative contracts
                                                                 ================= ================

The  mark-to-market  gain and (loss) on the CDS portfolio  were $314 and ($1,817) at December 31,
2006,  and $545 and ($712) at December  31,  2005,  and were  recorded  in "Other  assets" and in
"Other liabilities," respectively.

                                        18

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

7. INCOME TAXES

The  Company  files a  consolidated  federal  income  tax return  with FGIC  Corp.  The method of allocation  between FGIC Corp. and its subsidiaries is determined  under a tax sharing  agreement approved by the Company's  Board of Directors and the New York State  Insurance  Department,  and
is based upon separate return calculations.

The Company is permitted a tax deduction,  subject to certain  limitations,  for amounts required to be set aside in statutory  contingency  reserves by state law or regulation.  The deduction is allowed only to the extent the Company  purchases U.S.  Government  non-interest  bearing tax and loss bonds in an amount equal to the tax benefit  attributable to such  deductions.  Purchases of tax and loss bonds are  recorded  as a  reduction  of current  tax  expense.  The Company did not purchase  any tax and loss  bonds in the year  ended  December  31,  2006.  For the  years  ended
December 31, 2005 and 2004, the Company purchased $13,565 and $10,810,  respectively,  of tax and loss bonds.

The  following  is a  reconciliation  of  foreign  and  domestic  income  taxes  computed  at the statutory income tax rate and the provision for foreign and domestic income taxes:

                                                                  YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------
                                                          2006             2005             2004
                                                     ---------------------------------------------------
              Income taxes computed on income           $   123,500      $   95,037       $    78,932
                before provision for federal income
                taxes, at the statutory income tax
                rate
              State and local income taxes, net of
                Federal income taxes                            756             453              479
              Tax effect of:
                 Tax-exempt interest                        (35,646)        (31,072)         (28,015)
                 Other, net                                     408             690            4,037
                                                     ---------------------------------------------------
              Provision for income taxes                $    89,018      $   65,108       $   55,433
                                                     ===================================================

Following are the foreign and domestic components of provision of income taxes:

                                                                  YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------
                                                          2006             2005             2004
                                                     ---------------------------------------------------
              Foreign
                 Current                                $      (383)     $    2,409       $     (983)
                 Deferred                                      (752)         (3,038)               -
               Domestic
                 Current                                     68,278          29,961           43,492
                 Deferred                                    21,875          35,776           12,924
                                                     ---------------------------------------------------
               Total                                    $    89,018      $   65,108       $   55,433
                                                     ===================================================

                                        19

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

7. INCOME TAXES (CONTINUED)

The tax  effects of  temporary  differences  that give rise to  significant  portions  of the net deferred tax liability at December 31, 2006 and 2005 are presented below:

                                                                          2006               2005
                                                                   --------------------------------------
 Deferred tax assets:
    Tax and loss bonds                                                $      24,375        $   24,375
    Loss and loss adjustment expense reserves                                 3,717             6,180
    AMT credit carryforward                                                       -             7,140
    Property and equipment                                                      125                83
    Deferred compensation                                                     5,222             1,483
    Capital lease                                                             2,591             2,483
    Net operating loss on foreign subsidiaries                                4,228             2,948
    Other                                                                       586               266
                                                                   --------------------------------------
 Total gross deferred tax assets                                             40,844            44,958
                                                                   --------------------------------------

 Deferred tax liabilities:
    Contingency reserves                                                     42,656            42,656
    Unrealized gains on fixed maturity securities
      available for sale                                                     15,734            12,883
    Deferred acquisition costs                                               26,558            19,639
    Premium revenue recognition                                              22,915            10,359
    Profit commission                                                         1,444             1,435
    Unrealized gains on foreign currency                                      3,581               194
    Other                                                                     1,016               255
                                                                   --------------------------------------
 Total gross deferred tax liabilities                                       113,904            87,421
                                                                   --------------------------------------
 Net deferred tax liability                                           $      73,060        $   42,463
                                                                   ======================================

As of December  31, 2006 and 2005,  there were gross  foreign  deferred  tax assets of $4,359 and
$3,677,   respectively,   and  gross  foreign   deferred  tax   liabilities  of  $868  and  $177,
respectively.  The net  operating  losses on foreign  subsidiaries  of $14,094 as of December 31,
2006 were  generated by FGIC's United  Kingdom  subsidiaries.  The United  Kingdom does not allow net  operating  losses  to  be  carried  back,  but  does  permit  them  to  be  carried  forward indefinitely.  Based upon  projections  of future  taxable  income  over the periods in which the deferred  tax assets are  deductible  and the  estimated  reversal  of future  taxable  temporary differences,  the Company  believes it is more likely than not that it will  realize the benefits of these deductible  differences  and,  therefore,  has not established a valuation  allowance at
December 31, 2006 and 2005.

                                        20

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

7. INCOME TAXES (CONTINUED)

The Company's  consolidated  income tax return for the year ended  December 31, 2004 is currently under examination by tax authorities.  In the opinion of management,  adequate provision has been made for any additional  taxes that may become due as a result of current or future  examinations by tax authorities.

8. REINSURANCE

Reinsurance  is the  commitment by one  insurance  company (the  reinsurer) to reimburse  another insurance  company (the ceding  company)  for a specified  portion of the  insurance  risks under policies  issued by the ceding  company in  consideration  for a portion of the related  premiums received. The ceding company typically will receive a ceding commission from the reinsurer.

The Company uses  reinsurance  to increase its capacity to write  insurance  for  obligations  of large,  frequent  issuers;  to meet internal,  rating agency or regulatory single risk limits; to diversify  risk; and to manage rating agency and  regulatory  capital  requirements.  In 2005 and
2006, the Company arranged  reinsurance  primarily on a facultative  (transaction-by-transaction)
basis.  During 2006, the Company began  arranging  reinsurance on a proportional  share basis, as well.

The Company seeks to place reinsurance with financially  strong  reinsurance  companies since, as a primary insurer,  the Company is required to fulfill all its obligations to policyholders  even where a reinsurer fails to perform its obligations  under the applicable  reinsurance  agreement.
The Company  regularly  monitors the  financial  condition of its  reinsurers.  Under most of the
Company's  reinsurance  agreements,  the Company has the right to reassume all the exposure ceded to a  reinsurer  (and  receive  all the  remaining  unearned  premiums  ceded)  in the event of a ratings  downgrade of the reinsurer or the  occurrence  of certain  other  events.  In certain of these cases, the Company also has the right to impose additional ceding commissions.

In 2004, some of the Company's  reinsurers were downgraded by the rating  agencies,  reducing the financial  benefits of using  reinsurance  under rating agency capital adequacy  models,  because the Company must allocate  additional  capital to the related reinsured  exposure.  In connection with such a  downgrade,  the  Company  reassumed  $4,959  of ceded  premiums  for the year  ended
December 31, 2004.

Under certain  reinsurance  agreements,  the Company  holds  collateral in the form of letters of credit and trust  agreements.  Such collateral  totaled $102,370 at December 31, 2006, and can be drawn on in the event of default by the reinsurer.

                                        21

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

8. REINSURANCE (CONTINUED)

Reinsurance  decreased the following  balances recorded in the consolidated  statements of income as follows:

                                                    YEAR ENDED DECEMBER 31,
                                        -------------------------------------------------
                                             2006             2005            2004
                                        -------------------------------------------------

Net premiums earned                        $    28,324   $      25,921    $      24,173
Loss and loss adjustment expenses                1,722             217            4,759

9. LOSS AND LOSS ADJUSTMENT EXPENSES

Activity in the reserves for loss and loss adjustment expenses is summarized as follows:

                                                YEAR ENDED DECEMBER 31,
                                    -------------------------------------------------
                                         2006             2005            2004
                                    -------------------------------------------------

Case reserves                          $    33,328     $    15,700     $     18,900

Watchlist reserves                          21,484          23,481           21,567
                                    -------------------------------------------------
Balance at beginning of period              54,812          39,181           40,467
Less reinsurance recoverable                (3,271)         (3,054)          (8,065)
                                    -------------------------------------------------
Net balance                                 51,541          36,127           32,402
                                    -------------------------------------------------
Incurred related to:
  Current period                                 -          23,985           11,756
  Prior periods                             (8,700)         (5,479)          (5,834)
                                    -------------------------------------------------
Total incurred                              (8,700)         18,506            5,922
                                    -------------------------------------------------

Paid related to:
  Current period                                 -          (1,993)             -
  Prior periods                             (4,027)         (1,099)          (2,197)
                                    -------------------------------------------------
Total paid                                  (4,027)         (3,092)          (2,197)
                                    -------------------------------------------------

Net balance                                 38,814          51,541           36,127

Plus reinsurance recoverable                 1,485           3,271            3,054

Case reserves                               28,558          33,328           15,700

Watchlist reserves                          11,741          21,484           23,481
                                    -------------------------------------------------
Balance at end of period               $    40,299     $    54,812      $    39,181
                                    =================================================

                                        22

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

9. LOSS AND LOSS ADJUSTMENT EXPENSES (CONTINUED)

Case  reserves  were  discounted  at interest  rates of  approximately  4.6% and 4.5% in 2006 and
2005,  respectively.  The amount of the  discount  at  December  31, 2006 and 2005 was $6,369 and
$15,015, respectively.

At December 31, 2005, the Company had insured public finance  obligations  located in the City of
New Orleans and the immediately  surrounding areas and an  investor-owned  utility in New Orleans
that were  impacted by Hurricane  Katrina.   During the year ended  December  31, 2006,  incurred
loss expense consisted  primarily of the release of reserves on certain  obligations  impacted by
Hurricane Katrina due to the improved  financial  condition of these credits and activity related
to several structured finance  transactions.   During the year ended December 31, 2005,  incurred
loss expense  consisted  primarily of the  establishment  of reserves on obligations  impacted by
Hurricane  Katrina and incurred  expense  related to several  structured  finance  transactions.
Loss and loss adjustment  expense included  (benefit)  expense of $(7,919) and $20,093 related to obligations  impacted  by  Hurricane  Katrina  for the years  ended  December  31, 2006 and 2005, respectively.

At December 31, 2006 and 2005 loss  reserves and  reinsurance  recoverables  included  $8,967 and
$255 and $21,833 and $1,740, respectively,  related to obligations impacted by Hurricane Katrina.
Loss  reserves  at  December  31, 2006 and 2005 were based on  management's  assessment  that the associated  insured  obligations have experienced  impairment due to diminished  revenue sources.
Given the  unprecedented  nature of the events and the magnitude of damage in the affected  areas related to Hurricane  Katrina,  the loss  reserves  were  necessarily  based upon  estimates  and subjective  judgments  about the outcomes of future  events.  The loss  reserves were adjusted as additional information was available.

The Company paid no claims related to insured public  finance  obligations  impacted by Hurricane
Katrina  during the year ended  December 31, 2006.  During the year ended  December 31, 2005, the
Company paid claims  totaling  $4,855 related to the insured public finance  obligations  and was fully reimbursed for these claims payments in 2005.

During the years ended  December 31, 2006 and 2005, the Company paid claims  totaling  $4,216 and
$1,055,  respectively,  related to the  investor-owned  utility impacted by Hurricane Katrina and
received  reimbursements  of $796 in 2006,  for  these  claims  payments.   For the  years  ended
December 31, 2006 and 2005,  the Company paid loss  adjustment  expenses  for  professional  fees totaling  $1,835 and $748,  respectively,  related to the  investor-owned  utility  and  received reimbursements  of $1,792 for these  expenses in 2006.  The Company has not  recorded a potential recovery  for paid  claims  and loss  adjustment  expenses  that have not been  reimbursed  as of
December 31, 2006.

During the year ended  December  31,  2004,  the  increase in incurred  loss and loss  adjustment expense related to several structured finance transactions of one particular issuer.

                                        23

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

10. VARIABLE INTEREST ENTITIES

FIN 46-R provides  accounting and  disclosure  rules for  determining  whether  certain  entities should be consolidated in the Company's consolidated  financial statements.  An entity is subject to FIN 46-R,  and is called a variable  interest  entity  ("VIE"),  if it has (i) equity  that is insufficient  to permit the entity to finance  its  activities  without  additional  subordinated financial  support or (ii) equity  investors  that cannot make  significant  decisions  about the entity's  operations  or that do not absorb the  majority of its  expected  losses or receive the majority  of  its  expected  residual  returns.  A  VIE  must  be  consolidated  by  its  primary beneficiary,  which is the party that has a majority of the VIE's  expected  losses or a majority of its expected residual returns, or both.

Additionally,  FIN 46-R  requires  disclosures  for  companies  that  have  either a  primary  or significant  variable  interest in a VIE. All other  entities not  considered  VIEs are evaluated for consolidation under SFAS No. 94, Consolidation of all Majority-Owned Subsidiaries.

As  part  of  its  structured   finance  business,   the  Company  insures  debt  obligations  or
certificates  issued by special purpose  entities.  During the first quarter of 2006, the Company consolidated  a VIE  as a  result  of  financial  guarantees  provided  by  the  Company  on  one transaction  related to the securitization of life insurance  reserves.  This third-party VIE had assets of $750,000 and an equal  amount of  liabilities  at December  31,  2006,  which are shown under  "Assets -  Variable  interest  entity  fixed  maturity  securities,  held to  maturity  at amortized cost" and "Liabilities - Variable  interest entity floating rate notes,"  respectively, on the  Company's  consolidated  balance  sheet  at  December  31,  2006.  In  addition,  accrued investment  income  includes $1,298 related to the VIE's fixed income  maturity  securities,  and the  corresponding  liability  is  shown  under  "Accrued  investment  expense-variable  interest entity"  on the  Company's  consolidated  balance  sheet  at  December  31,  2006.  Although  the third-party VIE is included in the consolidated  financial statements,  its creditors do not have recourse to the general assets of the Company  outside of the financial  guaranty policy provided to the VIE. The Company has  evaluated its other  structured  finance  transactions  and does not believe any of the third-party  entities involved in these  transactions  requires  consolidation
or   disclosure   under  FIN  46-R.   Interest   income  and  expense  of  $35,893  and  $35,893,
respectively,  were  recognized in the year ended December 31, 2006 on the assets and liabilities of the VIE and are  included  on the  Consolidated  Statements  of Income in  "Interest  income -
investments  held by  variable  interest  entity" and  "Interest  expense - debt held by variable interest entity," respectively.

                                        24

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

10. VARIABLE INTEREST ENTITIES (CONTINUED)

The Company has entered  into  agreements  providing  for the  issuance of  contingent  preferred trust securities by a group of special purpose trusts.  Each trust is solely  responsible for its obligations,  and has been  established for the purpose of entering into a put agreement with the
Company that obligates the trusts, at the Company's  discretion,  to purchase Perpetual Preferred
Stock of the  Company.  The  purpose of this  arrangement  is to provide  capital  support to the
Company by allowing it to obtain  immediate  access to new capital at its sole  discretion at any time through the exercise of the put options.  These trusts are  considered  VIEs under FIN 46-R.
However,  the Company is not  considered a primary  beneficiary  and therefore is not required to consolidate the trusts.

11. RELATED PARTY TRANSACTIONS

The Company had various service  agreements with  subsidiaries of General Electric Company and GE
Capital.  These agreements  provided for the payment by the Company of certain payroll and office expenses,  investment  fees pertaining to the management of the Company's  investment  portfolio, and  telecommunication  service charges.  Approximately $179 in expenses were incurred during the year ended  December 31, 2004 related to such  agreements  and are reflected in the  accompanying consolidated financial statements.  No expenses were incurred during the years 2006 and 2005.

The Company is party to a capital  lease  agreement  with a subsidiary  of GE Capital.  The lease agreement covers leasehold  improvements made to the Company's  headquarters as well as furniture and fixtures and computer hardware and software used by the Company (see Note 19).

In 2004,  the Company  entered into a $300,000 soft capital  facility,  with GE Capital as lender and  administrative  agent.  The soft  capital  facility,  which  replaced  the  capital  support facility  that the Company  previously  had with GE Capital,  had an initial term of eight years.
The Company paid GE Capital  $1,132 under this  agreement  for the year ended  December 31, 2004.
This  agreement  was  terminated  by the  Company  in July  2004 and was  replaced  by a new soft capital facility (see Note 16).

                                        25

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

11. RELATED PARTY TRANSACTIONS (CONTINUED)

FGIC Corp. is party to transaction  fee and  monitoring  fee  agreements  with the members of the
Investor Group.  Pursuant to these agreements,  an affiliate of each member of the Investor Group received  its pro rata  portion of an aggregate  transaction  fee equal to $25,000.  In addition, each of the members of the  Investor  Group will  receive,  in  exchange  for  providing  certain financial  advisory  services on behalf of FGIC Corp.,  its pro rata share of an aggregate $5,000 annual  monitoring  fee. FGIC Corp. may defer paying the monitoring fee in certain  circumstances and did elect to defer in the period  between  December 18, 2003 and September  30, 2005.  During
2005,  FGIC Corp.  paid the members of the  Investor  Group an aggregate of $10,192 in payment of the monitoring fee covering the period from December 18, 2003 through  December 31, 2005.  During
2006,  FGIC  Corp.  paid the  members  of the  Investor  Group an  aggregate  of  $3,789  for the monitoring  fee covering the year ended  December 31, 2006.  As of December 31, 2006,  FGIC Corp.
had  $1,211  payable  to the  Investor  Group for the  monitoring  fee  covering  the year  ended
December 31, 2006.  Pursuant to the  transaction  fee and monitoring fee  agreements,  FGIC Corp.
has agreed to indemnify the members of the Investor  Group and their  respective  affiliates  and other related parties for losses relating to the transaction fee and monitoring fee agreements.

The Company insures certain  non-municipal  issues with GE Capital  involvement as sponsor of the insured  securitization  and/or servicer of the underlying  assets.  For some of these issues, GE
Capital also provides first loss  protection in the event of default.  Gross premiums  written on these issues  amounted to $2, $3 and $6 for the years ended  December  31,  2006,  2005 and 2004, respectively.  As of December  31, 2006 and 2005,  principal  outstanding  on these deals  before reinsurance was $5,667 and $6,142, respectively.

During 2006, the Company, in the normal course of operations, has entered into reinsurance transactions with PMI Guaranty Co. and PMI Mortgage Insurance Co., which are both wholly-owned subsidiaries of PMI. For the years ended December 31, 2006 and 2005, ceded premiums written were $4,041 and $582, respectively, and ceding commission income was $578 and $114, respectively. Accounts payable due to these subsidiaries were $1,283 and $102 at December 31,
2006 and 2005, respectively.

The Company, in the normal course of operations, has entered into reinsurance transactions with
RAM Reinsurance Company Ltd ("RAM Re"), which is 24% owned by PMI. For the years ended December
31, 2006 and 2005, ceded premiums written for these transactions were $9,824 and $4,582, respectively, and ceding commission income was $2,929 and $1,369, respectively. Accounts payable due to RAM Re were $91 and $3 at December 31, 2006 and 2005, respectively.

                                        26

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

11. RELATED PARTY TRANSACTIONS (CONTINUED)

Cypress,  a member of the Investor  Group, is  reported to own  approximately  15% of Scottish Re
Group Limited  ("Scottish  Re").  During 2006,  the Company  entered  into a  structured  finance transaction and  assumed a structured  finance  transaction in  which subsidiaries of Scottish Re were involved.  Neither  transaction  involves (a) a guaranty by the Company of any obligation of
Scottish  Re, or (b) the payment of any fees or other  amounts  between the Company and  Scottish
Re. As of December 31,  2006,  there were no amounts due to or from  Scottish Re. Gross  premiums written and premiums  earned of $699 and $637,  respectively,  are reflected in the  Consolidated
Statements of Income for the year ended December 31, 2006.

The Company believes that the terms of the transactions  involving GE Capital,  PMI subsidiaries,
RAM Re and Scottish  Re described above were substantially  identical to comparable  transactions between unaffiliated parties.

12. COMPENSATION PLANS

Since  January 1,  2004,  the  Company  has  offered a defined  contribution  savings  plan under
Section 401(k) of the Internal  Revenue Code.  This plan covers  substantially  all employees who meet minimum age and service  requirements  and allows  participants  to defer a portion of their annual  compensation  on a pre-tax basis (for 2006, up to $15 for employees under age 50, plus an additional  "catch up"  contribution  of up to $5 for  employees  50 and older).  The Company may also  make  discretionary  contributions  to  the  plan  on  behalf  of  employees.  The  Company contributed  $4,255,  $3,429 and $2,532 to the plan on behalf of  employees  for the years  ended
December 31, 2006, 2005 and 2004, respectively.

The Company also offers a non-qualified  deferred  compensation  plan for certain employees whose cash  compensation  equals or exceeds the cap under the 401(k) Plan.  These  employees  may defer up to 100% of their pre-tax incentive  compensation to a future date and accumulate  tax-deferred earnings  on this  compensation.  The Company may also make  discretionary  contributions  to the plan on behalf of employees.  The Company  contributed  $827, $583 and $470 to the plan on behalf of employees for the years ended December 31, 2006, 2005 and 2004, respectively.

13. STOCK COMPENSATION PLAN

Employees  of the Company  may  receive  stock-based  compensation  under a FGIC Corp.  incentive stock plan that  provides for  stock-based  compensation,  including  stock  options,  restricted stock awards and restricted  stock units.  Stock options are granted for a fixed number of shares with an exercise  price equal to or greater  than the fair value of the shares at the date of the grant.  Restricted  stock awards and  restricted  stock units are valued at the fair value of the stock on the grant  date,  with no cost to the  grantee.  Prior to January 1, 2006,  the  Company accounted for those plans under the  recognition  and  measurement  provisions of APB Opinion No.
25, Accounting for Stock Issued to Employees, and related  interpretations,  as permitted by SFAS
No. 123, Accounting for Stock-Based Compensation.

                                        27

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

13. STOCK COMPENSATION PLAN (CONTINUED)

No  stock-based  employee  compensation  cost  related to stock  options  was  recognized  in the
Consolidated  Statements  of Income  for the  years  ended  December  31,  2005 and 2004,  as all options  granted  through  that  date  had an  exercise  price  equal  to the  fair  value of the underlying  common stock on the date of grant.  For grants of  restricted  stock units,  unearned compensation,  equivalent to the  estimated  fair value of the common stock at the date of grant, was  recorded as a separate  component  of  stockholders'  equity and  subsequently  amortized to compensation expense over the vesting period.

Effective  January 1, 2006,  the Company  adopted the fair value  recognition  provisions of SFAS
No. 123(R),  Share-Based Payment,  using the  modified-prospective-transition  method. Under that method,  compensation cost includes all share-based payments granted prior to, but not yet vested as of,  January 1, 2006,  based on the grant date fair value  estimated in  accordance  with SFAS
No.  123(R).  The  Company  estimated  the fair  value of all stock  options at the date of grant using the  Black-Scholes-Merton  option  pricing  model.  Results for prior periods have not been restated.

As a result of adopting SFAS No. 123(R)  effective  January 1, 2006, the Company's  income before income taxes and net income for the year ended December 31, 2006 were impacted as follows:

                                                                        YEAR ENDED
                                                                  -----------------------
                                                                     DECEMBER 31, 2006
                        Income before income taxes                    $    (6,816)

                           Income tax benefit                               2,386
                                                                  ------------------------

                       Net income                                     $    (4,430)
                                                                  ========================

The  following  table  illustrates  the effect on net income if the  Company had applied the fair value  recognition  provisions of SFAS No. 123(R) to stock options granted during the years ended
December  31, 2005 and 2004.  For purposes of this pro forma  disclosure,  the value of the stock options is amortized to expense over the stock options' vesting periods.

                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                             --------------------------------------
                                                                    2005               2004
Net income, as reported                                         $      190,466      $    156,880

    Stock option compensation expense determined under fair
    value-based method, net of tax                                     (2,109)           (1,200)
                                                             --------------------------------------

Pro forma net income                                            $      188,357      $    155,680
                                                             ======================================

                                        28

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

13. STOCK COMPENSATION PLAN (CONTINUED)

A summary of option activity for the years ended December 31, 2006, 2005 and 2004 is as follows:

                                                     NUMBER OF SHARES    WEIGHTED AVERAGE
                                                        SUBJECT TO      EXERCISE PRICE PER
                                                         OPTIONS               SHARE
                                                    ------------------- --------------------
          Balance at December 31, 2003:                      93,373          $    840
                                                    =================== ====================
              Granted                                        22,017               752
              Exercised                                           -                 -
              Forfeited                                      (1,237)              746
              Expired                                             -                 -
                                                    ------------------- --------------------
          Balance at December 31, 2004:                     114,153               824
                                                    ------------------- --------------------
              Granted                                        27,145               711
              Exercised                                           -                 -
              Forfeited                                      (1,876)              685
              Expired                                             -                 -
                                                    ------------------- --------------------
          Balance at December 31, 2005:                       139,422             804
                                                    ------------------- --------------------
              Granted                                          38,113             850
              Exercised                                             -               -
              Forfeited                                        (6,504)            776
              Expired                                               -               -
                                                    ------------------- --------------------
          Balance at December 31, 2006:                       171,031       $     815
                                                    ------------------- --------------------
          Shares  subject to  options  exercisable
          at:
          December 31, 2006                                    72,585       $     818
          December 31, 2005                                    42,630       $     840
          December 31, 2004                                    22,831       $     824

Exercise  prices  for the stock  options  outstanding  at  December  31,  2006 range from $600 to
$1,080 per share. At December 31, 2006, the weighted  average  remaining  contractual life of the outstanding  options was  approximately  seven years.  Stock options granted in 2006 vest ratably over four years and expire seven years from the date of grant.  All stock  options  granted prior to December 31, 2005 vest ratably over five years and expire ten years from the date of grant.

                                        29

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

13. STOCK COMPENSATION PLAN (CONTINUED)

The weighted  average per share fair value of the stock  options  granted  during the years ended
December 31, 2006, 2005 and 2004 was $238.00,  $211.94,  and $48.21,  respectively,  estimated at the date of grant, using the  Black-Scholes-Merton  option valuation model based on the following assumptions:

                                                             YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------
                                                   2006                2005               2004
                                             ------------------ ------------------- ------------------

             Expected life                         4 YEARS            5 Years             5 Years
             Risk-free interest rate                 4.46%             3.691%              4.021%
             Volatility factor                       25.0%              25.0%               25.0%
             Dividend yield                              -                  -                   -

The total fair value of stock  options  granted  during the years ended  December 31, 2006,  2005 and 2004 was approximately $9,071, $5,753 and $1,100, respectively.

As of December  31, 2006,  there was $5,584 of total  unrecognized  compensation  cost related to unvested  stock  options  granted.  These costs are expected to be  recognized  through April 30,
2010.

                                        30

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

13. STOCK COMPENSATION PLAN (CONTINUED)

Restricted Stock Units
The Company  recorded  $880 and $45 in  compensation  expense  related to the grant of restricted stock units for the years ended December 31, 2006 and 2005, respectively.
A summary of restricted stock units is as follows:

                                                                                    WEIGHTED
                                                                                  AVERAGE GRANT
                                                                   SHARES        DATE FAIR VALUE
                                                              ----------------- ------------------
                          Balance at December 31, 2003:              -                        -
                              Granted                               200                     600
                              Delivered                              -                        -
                              Forfeited                              -                        -
                                                              ----------------- ------------------
                          Balance at December 31, 2004:             200           $         600
                                                              ----------------- ------------------
                              Granted                                37                     710
                              Delivered                              -                        -
                              Forfeited                              -                        -
                                                              ----------------- ------------------
                          Balance at December  31, 2005:            237                     617
                                                              ----------------- ------------------
                              Granted                              3,275                    850
                              Delivered                            (237)                    617
                              Forfeited                            (213)                    850
                                                              ----------------- ------------------
                          Balance at December  31, 2006:           3,062                    850
                                                              ----------------- ------------------

As of  December  31, 2006 there was $1,451 of total  unrecognized  compensation  cost  related to unvested  restricted  stock units  granted.  These costs are  expected to be  recognized  through
January 31, 2009.

14. DIVIDENDS

Under New York  insurance  law,  the Company  may pay  dividends  to FGIC Corp.  only from earned surplus,  subject to the following  limitations:  (a) the  Company's statutory  surplus after any dividend may not be less than the minimum required  paid-in  capital,  which was $72,500 in 2006,
2005,  and 2004 and  (b) dividends  may not exceed  the  lesser of 10% of its  surplus or 100% of adjusted  net  investment  income,  as  defined  by New York  insurance  law,  for the  preceding twelve-month  period,  without  the  prior  approval  of the New  York  State  Superintendent  of
Insurance.

                                        31

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

14. DIVIDENDS (CONTINUED)

During the year ended December 31, 2006, the Company  declared  dividends to FGIC Corp.  totaling
$20,000 on its common stock and paid  dividends  of $10,000 to FGIC Corp.,  which owns all of the
Company's  common stock.  During the years ended  December 31, 2005 and 2004, the Company did not declare nor pay dividends to FGIC Corp.

15.  REVOLVING CREDIT FACILITY

During  December  2005,  FGIC Corp.  and the Company  entered  into a $250,000  senior  unsecured revolving  credit  facility  that  matures on December  11,  2010.  The facility is provided by a syndicate of banks and other financial  institutions.  In connection  with the facility,  $150 in syndication  costs  were  prepaid  and  will be  amortized  into  expense  over  the  term of the facility.  The facility  replaced a similar  one-year  facility that matured in December 2005. No draws have been made under either facility.

16. PREFERRED TRUST SECURITIES

On July 19,  2004,  the Company  entered  into a $300,000  facility,  consisting  of Money Market
Committed  Preferred  Custodial Trust Securities  ("CPS  Securities").  This facility  replaced a
$300,000  "soft capital"  facility  previously  provided by GE Capital.  Under the 2004 facility, each of six separate  Delaware trusts (the "Trusts"),  issues $50,000 in perpetual CPS Securities on a rolling  28-day  auction rate basis.  Proceeds  from these  securities  are invested in high quality,  short-term  securities  and are held in the  respective  Trusts.  Each  Trust is solely responsible for its  obligations and has been  established for the purpose of entering into a put agreement  with the  Company,  which  obligates  the  Trusts,  at the  Company's  discretion,  to purchase perpetual Preferred Stock of the Company.

In this way,  the  program  provides  capital  support to the  Company by  allowing  it to obtain immediate  access to new capital at its sole  discretion  at any time through the exercise of the put options.  In connection with the establishment of the Trusts,  the Company incurred $4,638 of expenses,  which is included in "Other operating  expenses" for the year ended December 31, 2004.
The Company  recorded  expenses for the right to put its shares to the Trusts of $1,432,  $1,806, and $905 for the years ended December 31, 2006, 2005, and 2004, respectively.

                                        32

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

17. FINANCIAL INSTRUMENTS

 (a)  Fair Value of Financial Instruments

      The  following  methods and  assumptions  were used by the Company in  estimating  the fair values of financial instruments:

      Fixed Maturity  Securities:  Fair values for fixed maturity  securities are based on quoted market prices,  if available.  If a quoted market price is not  available,  fair values are estimated  using quoted market prices for similar  securities.  Fair value  disclosure  for fixed maturity securities is included in the consolidated balance sheets and in Note 5.

      Short-Term   Investments:   Short-term   investments  are  carried  at  fair  value,  which
      approximates cost.

      Cash and Cash Equivalents,  Accrued Investment  Income,  Prepaid Expenses and Other Assets,
      Receivable from Related Parties,  Ceded Reinsurance Balances Payable,  Accounts Payable and
      Accrued  Expenses  and Payable for  Securities  Purchased:  The  carrying  amounts of these items approximate their fair values.

      The estimated fair values of the Company's  financial  instruments at December 31, 2006 and
      2005 were as follows:

                                                           2006                       2005
                                                 ------------------------------------------------------
                                                   CARRYING       FAIR       CARRYING        FAIR
                                                    AMOUNT        VALUE       AMOUNT         VALUE
                                                 ------------------------------------------------------
         Financial assets:
            Cash on hand and in-demand accounts   $    29,963  $   29,963   $    45,077   $   45,077
            Short-term investments                    211,726     211,726       159,334      159,334
            Fixed maturity securities,
              available for sale                    3,627,007   3,627,007     3,258,738    3,258,738
            Variable interest entity fixed
              maturity securities, held to
              maturity                                750,000     750,000             -            -

       Financial  Guaranties:  The  carrying  value  of the  Company's  financial  guaranties  is represented by the unearned premium reserve,  net of deferred  acquisition costs, loss and loss adjustment expense reserves and prepaid reinsurance  premiums.  Estimated fair values of these  guaranties  are based on an estimate of the balance  that is  necessary to bring the future  returns for the Company's  embedded book of business to a market  return.  The estimated fair values of such financial  guaranties was $1,176,823  compared to a carrying value of $1,243,530 as of December 31, 2006, and  $1,098,165  compared to a carrying value of $1,099,045 as of December 31, 2005.

                                        33

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

17. FINANCIAL INSTRUMENTS (CONTINUED)

       As of December 31, 2006 and 2005,  the net present  value of future  installment  premiums was approximately $630,831 and $393,000, respectively, both discounted at 5%.

       Derivatives:  For fair value  adjustments on derivatives,  the carrying amount  represents fair value.  The Company uses quoted  market prices when  available,  but if quoted market prices are not available, management uses internally developed estimates.

(b)   Concentrations of Credit Risk

      The Company  considers  its role in  providing  insurance to be credit  enhancement  rather than  credit  substitution.  The  Company  insures  only  those  securities  that,  in  its judgment,  are of investment  grade quality.  The Company has established and maintains its own  underwriting  standards  that are based on those  aspects of credit  that the  Company deems important for the particular category of obligations considered for insurance.

      Credit criteria include economic and social trends, debt management,  financial  management and legal and  administrative  factors,  the adequacy of anticipated cash flows,  including the historical  and expected  performance of assets pledged to secure payment of securities under varying economic  scenarios,  and underlying levels of protection,  such as insurance or over-collateralization.

      In connection with underwriting new issues, the Company sometimes requires,  as a condition to insuring an issue, that collateral be pledged or, in some instances,  that a third-party guaranty  be provided  for the term of the issue by a party of  acceptable  credit  quality obligated  to make  payment  prior to any payment by the  Company.  The types and extent of collateral varies, but may include residential and commercial  mortgages,  corporate and/or government debt and consumer receivables.

      As  of  December  31,  2006,  the  Company's  total   outstanding   principal  insured  was
      $299,889,266,  net of reinsurance of  $29,888,237.  The Company's  insured  portfolio as of
      December 31, 2006 was broadly  diversified by geographic  and bond market  sector,  with no single obligor  representing more than 1% of the Company's  principal insured  outstanding, net of  reinsurance.  The insured  portfolio  includes  exposure  executed in the form of a
      credit   derivative.   The  principal  written  in  the  form  of  credit  derivatives  was
      $25,888,996 at December 31, 2006.

                                        34

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

17. FINANCIAL INSTRUMENTS (CONTINUED)

          As of December 31, 2006, the composition of principal  insured by type of issue, net of reinsurance, was as follows:

                                                                              NET PRINCIPAL
                                                                               OUTSTANDING
                                                                          ----------------------
            Municipal:
              Tax-supported                                                  $    134,917,574
              Utility revenue                                                      35,337,159
              Transportation                                                       24,501,099
              Education                                                            10,259,116
              Health Care                                                           6,495,630
              Investor-owned utilities                                              4,825,029
              Housing                                                               1,582,963
               Other                                                                1,417,555
            Non-municipal and international                                        80,553,141
                                                                          ----------------------
            Total                                                            $    299,889,266
                                                                          ======================

      As of December 31, 2006, the  composition  of principal  insured ceded to reinsurers was as follows:

                                                                            CEDED PRINCIPAL
                                                                              OUTSTANDING
                                                                         -----------------------
          Reinsurer:
            Radian Asset Assurance Inc.                                     $      9,104,883
            Assured Guaranty Corp                                                  5,634,737
            BluePoint RE                                                           3,933,256
            Assured Guaranty Re Ltd.                                               3,167,811
            RAM Reinsurance Company Ltd.                                           2,637,039
            Other                                                                  5,410,511
                                                                         -----------------------
          Total                                                             $     29,888,237
                                                                         =======================

      The  Company did not have  recoverables  in excess of 3% of  stockholders'  equity from any single reinsurer.

      The Company's  insured gross and net principal and interest  outstanding  was  $519,514,036 and $468,625,903, respectively, as of December 31, 2006.

                                        35

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

      17. FINANCIAL INSTRUMENTS (CONTINUED)

      FGIC is  authorized  to do  business  in all 50  states,  the  District  of  Columbia,  the
      Commonwealth of Puerto Rico, the U.S.  Virgin Islands and in the United Kingdom.  Principal
      insured outstanding at December 31, 2006 by state, net of reinsurance, was as follows:

                                                                     NET PRINCIPAL
                                                                      OUTSTANDING
                                                                 ----------------------

            California                                             $     35,178,629
            New York                                                     22,327,210
            Florida                                                      15,617,186
            Pennsylvania                                                 14,525,136
            Texas                                                        12,799,320
            Illinois                                                     11,957,490
            New Jersey                                                   10,150,268
            Michigan                                                      8,685,038
            Ohio                                                          7,056,980
            Arizona                                                       6,556,683
                                                                 ----------------------

            All other states                                             74,482,184
            Mortgage and asset-backed                                    67,980,672
            International                                                12,572,470
                                                                 ----------------------
            Total                                                  $    299,889,266
                                                                 ======================

                                        36

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

18. COMMITMENTS AND CONTINGENCIES

Lease Obligations

The Company  leases office space and equipment  under  operating  lease  agreements in the United
States and the United Kingdom.  Rent expense under operating  leases for the years ended December
31, 2006, 2005 and 2004 was $4,319,  $3,631, and $3,070 respectively.  Future payments associated with these leases are as follows as of December 31, 2006:

                                                                                  OPERATING LEASE
                                                                                    COMMITMENT
                                                                                      AMOUNT
                                                                              ------------------------
             Year:
                2007                                                             $       3,740
                2008                                                                     4,841
                2009                                                                     5,980
                2010                                                                     6,013
                2011                                                                     6,109
                2012 and thereafter                                                     52,170
                                                                              ------------------------
                                                                              ------------------------
             Total minimum future rental payments                                $      78,853
                                                                              ========================

In connection  with the  Transaction,  the Company entered into a capital lease with an affiliate of GE  Capital,  covering  leasehold  improvements  and  computer  equipment  to be  used  at its headquarters.  At the lease  termination  date of June 30, 2009,  the Company will own the leased equipment. Future payments associated with this lease are as follows as of December 31, 2006:

                                                                                   CAPITAL LEASE
                                                                                    COMMITMENT
                                                                                      AMOUNT
                                                                              ------------------------
             Year ending December 31:
                2007                                                                  1,545
                2008                                                                  1,391
                2009                                                                    265
             Total                                                                    3,201
             Less interest                                                              258
                                                                              ------------------------
                                                                              ------------------------
             Present value of minimum lease payments                          $       2,943
                                                                              ========================

                                        37

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

18. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Justice Department Subpoena

On November 15, 2006,  FGIC received a grand jury  subpoena  from the  Antitrust  Division of the
U.S.  Department of Justice.  Based upon press reports,  FGIC believes that the subpoena  relates to an ongoing  criminal  investigation  of alleged bid rigging of awards of municipal  guaranteed investment  contracts  ("Municipal  GICs") and that  several  other  companies  (including  other financial guarantors) received similar subpoenas.

Until December 18, 2003,  FGIC was affiliated  with certain  companies (the "Former  Affiliates")
that  provided  Municipal  GICs;  however,  at no time did FGIC  provide  program  insurance  for
Municipal GICs. The Former  Affiliates  remained a part of GE Capital after the Transaction,  and all obligations under the outstanding Municipal GICs remained with the Former Affiliates.

The subpoena  contains no  allegations  or statements  concerning  FGIC's  activities or business practices,  and FGIC is not aware of any such  allegations.  FGIC has complied  with all requests of the Justice Department and intends to continue to cooperate fully with the investigation.

19. COMPREHENSIVE INCOME

Accumulated  other  comprehensive  income (loss) of the Company  consists of net unrealized gains
and  losses  on  investment  securities  and  foreign  currency  translation   adjustments.   The
components of other  comprehensive  income for the years ended  December 31, 2006,  2005 and 2004 are as follows:

                                                                        YEAR ENDED DECEMBER 31, 2006
                                                               -----------------------------------------------
                                                                   BEFORE          TAX            NET OF
                                                                    TAX                            TAX
                                                                   AMOUNT                         AMOUNT
                                                               -----------------------------------------------
                                                               -----------------------------------------------

       Unrealized holding gains arising during the year           $  18,583      $  (6,504)     $   12,079
       Less reclassification adjustment for gains realized
          in net income                                                (274)            96            (178)
                                                               -----------------------------------------------
                                                               -----------------------------------------------
       Unrealized gains on investments                               18,309         (6,408)         11,901
       Foreign currency translation adjustment                       11,583         (3,387)          8,196
                                                               -----------------------------------------------
       Total other comprehensive income                           $  29,892      $  (9,795)     $   20,097
                                                               ===============================================

                                        38

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

19. COMPREHENSIVE INCOME (CONTINUED)

                                                                        YEAR ENDED DECEMBER 31, 2005
                                                                  ------------------------------------------
                                                                     BEFORE         TAX          NET OF
                                                                      TAX                          TAX
                                                                     AMOUNT                      AMOUNT
                                                                  ------------------------------------------
                                                                  ------------------------------------------

Unrealized holding losses arising during the year                   $  (36,050)   $  12,566      $ (23,484)
Less reclassification adjustment for gains realized
   in net income                                                          (101)          35            (66)
                                                                  ------------------------------------------
                                                                  ------------------------------------------
Unrealized losses on investments                                       (36,151)      12,601        (23,550)
Foreign currency translation adjustment                                 (8,454)       2,922         (5,532)
                                                                  ------------------------------------------
                                                                  ------------------------------------------
Total other comprehensive loss                                      $  (44,605)   $  15,523      $ (29,082)
                                                                  ==========================================

                                                                        YEAR ENDED DECEMBER 31, 2004
                                                                  ------------------------------------------
                                                                     BEFORE         TAX          NET OF
                                                                      TAX                          TAX
                                                                     AMOUNT                      AMOUNT
                                                                  ------------------------------------------
                                                                  ------------------------------------------

Unrealized holding gains arising during the year                    $  14,928     $  (5,225)     $   9,703
Less reclassification adjustment for gains realized
   in net income                                                         (559)          196           (363)
                                                                  ------------------------------------------
                                                                  ------------------------------------------
Unrealized gains on investments                                        14,369        (5,029)         9,340
Foreign currency translation adjustment                                 6,286        (2,200)         4,086
                                                                  ------------------------------------------
                                                                  ------------------------------------------
Total other comprehensive income                                    $  20,655     $  (7,229)     $  13,426
                                                                  ==========================================

                                        39

                      Financial Guaranty Insurance Company and Subsidiaries

                     Notes to Consolidated Financial Statements (continued)

                        (Dollars in thousands, except per share amounts)

20. QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

                                                      THREE MONTHS ENDED
                                     ------------------------------------------------------YEAR ENDED
                                       MARCH 31,    JUNE 30,    SEPTEMBER   DECEMBER 31,   DECEMBER 31,
                                         2006         2006       30, 2006       2006           2006
                                     ---------------------------------------------------------------------
Gross premiums written                  $ 89,281    $163,260     $  85,030   $  103,660     $  441,231
Net premiums written                      82,585      134,373       66,590       83,266        366,814
Net premiums earned                       59,464       71,845       62,738       72,410        266,457
Net investment income and net
    realized gains                        32,319       34,038       35,803       36,315        138,475
Interest income-investments held by
    variable interest entity               4,937        9,658       10,033       11,265         35,893
Other income and net realized and
   unrealized gains (expense) on
   credit derivative products                308          (48)       1,596          740          2,596
Total revenues                            97,028      115,493      110,170      120,730        443,421
Losses and loss adjustment expenses       (1,933)        (265)         520       (7,022)        (8,700)
Interest expense - debt held by
    variable interest entity               4,937        9,658       10,033       11,265         35,893
Income before taxes                       77,573       90,732       85,119       99,432        352,856
Net income                                58,711       67,211       63,563       74,353        263,838

                                                        THREE MONTHS ENDED
                                     ---------------------------------------------------------YEAR ENDED
                                        MARCH 31,      JUNE 30,   SEPTEMBER 30, DECEMBER 31, DECEMBER 31,
                                          2005           2005          2005         2005         2005
                                     ----------------------------------------------------------------------
Gross premiums written                   $84,404       $131,335       $96,787      $97,676      $410,202
Net premiums written                      82,609        113,305        92,331       92,809       381,054
Net premiums earned                       52,633         61,907        54,794       55,235       224,569
Net investment income and net
realized gains                            27,558         28,389        30,117       31,109       117,173
Other income (expense)                       426             90           402         (323)          595
Total revenues                            80,617         90,386        85,313       86,021       342,337
Losses and loss adjustment expenses       (2,611)        (3,066)       20,693        3,490        18,506
Income before taxes                       71,100         81,377        48,783       70,274       271,534
Net income                                53,306         59,992        39,407       53,721       206,426

                                        40